UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07899 811-07885

Name of Fund: BlackRock S&P 500 Index Fund of BlackRock Index Funds, Inc.
              Master S&P 500 Index Series of Quantitative Master Series Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, BlackRock S&P 500 Index Fund of BlackRock Index Funds, Inc. and Master S&P 500 Index Series of Quantitative Master Series Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 12/31/06

Date of reporting period: 01/01/06 - 12/31/06

Item 1 - Report to Stockholders

ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES
FIXED INCOME   LIQUIDITY             REAL ESTATE

BlackRock S&P 500                                                      BLACKROCK
Index Fund
OF BLACKROCK INDEX FUNDS, INC.

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

BlackRock S&P 500 Index Fund

Proxy Results

During the six-month period ended December 31, 2006, BlackRock S&P 500 Index Fund of BlackRock Index Fund, Inc.'s shareholders voted on the following proposals, which were approved at a special shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted are as follows:

--------------------------------------------------------------------------------------------------
                                                       Shares Voted   Shares Voted    Shares Voted
                                                            For         Against          Abstain
--------------------------------------------------------------------------------------------------
To approve a new investment advisory agreement
with BlackRock Advisors, Inc.                           76,986,815      779,844         1,182,855
--------------------------------------------------------------------------------------------------
To approve a contingent sub-advisory agreement
with BlackRock Advisors, Inc.                           77,005,036      796,019         1,148,460
--------------------------------------------------------------------------------------------------

Important Tax Information

The following information is provided with respect to the ordinary income distributions paid by BlackRock S&P 500 Index Fund of BlackRock Index Funds, Inc. during the fiscal year ended December 31, 2006:

--------------------------------------------------------------------------------------------------------------------
Record Date                                                                        July 13, 2006   December 14, 2006
Payable Date                                                                       July 19, 2006   December 18, 2006
--------------------------------------------------------------------------------------------------------------------
Qualified Dividend Income for Individuals ........................................      100%              100%
Dividends Qualifying for the Dividends Received Deduction for Corporations .......      100%              100%
--------------------------------------------------------------------------------------------------------------------


2       BLACKROCK S&P 500 INDEX FUND    DECEMBER 31, 2006

A Letter to Shareholders

Dear Shareholder

As 2007 begins, we are able to look back on 2006 as a volatile, but ultimately, a positive year for most major markets. Returns for the annual and semi-annual periods ended December 31, 2006 were as follows:

Total Returns as of December 31, 2006                                   6-month     12-month
============================================================================================
U.S. equities (Standard & Poor's 500 Index)                             +12.74%      +15.79%
--------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                            + 9.38       +18.37
--------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)       +14.69       +26.34
--------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                     + 5.09       + 4.33
--------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          + 4.55       + 4.84
--------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse High Yield Index)                       + 8.14       +11.92
--------------------------------------------------------------------------------------------

After raising the target short-term interest rate 17 times between June 2004 and June 2006, the Federal Reserve Board (the Fed) finally opted to pause on August 8, 2006. This left the federal funds rate at 5.25%, where it remained through year-end. In interrupting its two-year interest rate-hiking campaign, the Fed acknowledged that economic growth is slowing, led by a downturn in the housing market, but has maintained a cautionary view on inflation.

Overall, it was a good 12 months for U.S. equities, despite a significant correction in the middle of the year that was largely triggered by rising interest rates, inflation fears, elevated oil prices and geopolitical uncertainties. Nevertheless, strong corporate earnings, abundant liquidity and record merger-and-acquisition activity provided a solid backdrop for stocks. Many international equity markets (with the notable exception of Japan) performed even better, outpacing U.S. stocks for the fifth consecutive year. Strength was especially notable in European equities and select emerging markets.

Bonds experienced a more modest annual return than stocks. Interest rates and bond yields moved higher for much of the year as bond prices, which move opposite of yields, declined. Prices began to improve in the summer as the economy showed signs of weakening and the Fed paused. Notably, the Treasury curve remained inverted for much of 2006. The 10-year Treasury yield ended December at 4.71%, well below the federal funds rate.

As we begin a new year, investors are left with a few key questions: Will the U.S. economy achieve a soft landing, will the Fed reverse its prior policy and cut interest rates, and how might these outcomes impact the investment climate. As you navigate the uncertainties inherent in the financial markets, we encourage you to start the year by reviewing your investment goals with your financial professional and making portfolio changes, as needed. For more reflection on 2006 and our thoughts on the year ahead, please ask your financial professional for a copy of "What's Ahead in 2007: An Investment Perspective," or view it online at www.blackrock.com/funds. We thank you for trusting BlackRock with your investment assets, and we look forward to continuing to serve you in the new year and beyond.

                                                  Sincerely,


                                                  /s/ Robert C. Doll, Jr.

                                                  Robert C. Doll, Jr.
                                                  President and Director/Trustee


             BLACKROCK S&P 500 INDEX FUND        DECEMBER 31, 2006             3

A Discussion With Your Fund's Portfolio Managers

      Amid a volatile investing environment, the Fund met its objective of closely tracking the performance of the benchmark S&P 500 Index during the 12-month period.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended December 31, 2006, BlackRock S&P 500 Index Fund's (formerly Merrill Lynch S&P 500 Index Fund) Institutional and Investor A Shares had total returns of +15.49% and +15.18%, respectively. For the same period, the benchmark Standard & Poor's 500 (S&P 500) Index returned +15.79%.

As the returns indicate, the Fund's performance was similar to that of the S&P 500 Index, a market-weighted index composed of 500 common stocks issued by large-capitalization companies in a wide range of businesses. The stocks included in the Index collectively represent a substantial portion of all common stocks publicly traded in the United States. As the value of the S&P 500 Index fluctuated during the past 12 months, the Fund's performance generally tracked that of the Index.

Following decent, but uninspiring, results in 2004 and 2005, U.S. equities surged forward in 2006, with the S&P 500 Index advancing 15.79% to close at 1,418. Small-cap stocks posted even stronger gains, with the Russell 2000 Index registering an 18.37% increase, thanks to exceptionally strong performance in the first few months of the year.

Key highlights of the 12-month period included weaker economic growth triggered by a slowdown in the U.S. housing market; a long-awaited pause in the Federal Reserve Board's (the Fed) interest rate-hiking campaign; threats of higher inflation; and robust corporate earnings, which rose by double-digit percentages for an unprecedented fifth consecutive year. Amid these crosscurrents, financial markets were left to weather a high degree of volatility.

At the outset, a burgeoning corporate sector, ample liquidity and record levels of merger-and-acquisition (M&A) activity provided a solid backdrop for equity markets. During the first few months of 2006, U.S. stocks were solidly on an upward trajectory, posting the best first quarter gains in several years. Of note, the S&P 500 Index advanced 4.21% in the quarter, marking its largest gain since the fourth quarter of 2004 (+9.23%) and its best first quarter since 1999 (+4.98%). Growth continued outside of the housing and auto sectors (capital spending in particular expanded at a brisk pace); private equity deals, M&A action and corporate buy-backs abounded in high volumes; and corporate cash flows held steady.

Notwithstanding such broad-based strength, evidence of an economic slowdown mounted. By May, there was a striking shift in investor sentiment, triggered by a deceleration in consumer spending, rising energy prices, a slump in housing activity and uncertainty around Fed policy and the sustainability of economic growth. Stock market volatility took on a more negative spin and eventually resulted in the first double-digit correction for U.S. equity markets in nearly four years. The average U.S. stock fell by about 12%, with stocks outside the United States suffering even greater losses. The pullback could be attributed to several factors, not the least of which was that the lagged effects of higher interest rates and oil prices finally took their toll on both the economy and stock prices. Further, a resurgence of inflation fears prompted the Fed to continue its interest rate tightening campaign. Under the auspices of the new Chairman Ben Bernanke, the central bank ended the second quarter with its 17th consecutive 25 basis point interest rate hike since June 2004, bringing the target federal funds rate to 5.25%.

As the second half of 2006 got underway, positive momentum returned to the market. The Fed made big news in August by finally ending its streak of interest rate increases. At the same time, commodity prices collapsed. After reaching an all-time high near $78 per barrel in July, crude oil ended the year at $61 per barrel. Stocks generally climbed back above the levels they reached prior to the market's earlier retrenchment. Most equity markets experienced one of their best third-quarter periods in several years, though there was a broad-based changing of the guard that favored larger-cap, higher-quality and more predictable stocks over small-cap, lower-quality and more cyclical securities (which dominated early in the year).

Macroeconomic uncertainty persisted in the third quarter. Investors struggled with moderating economic activity -- real gross domestic product growth came in at 2.2%, compared to 2.6% in the second quarter and 5.6% in the first quarter. The magnitude of the housing downturn and its effect on the consumer sector was a significant wildcard. Weakness in the U.S. dollar was challenging the stability of currency markets. Moreover, tensions in the Middle East were heating up, and economic data offered a mixed outlook for inflation.

Still, strong momentum continued in the equity markets during the year's final quarter. Key to investors' optimism were: a


4       BLACKROCK S&P 500 INDEX FUND    DECEMBER 31, 2006
strong labor market, where the unemployment rate reached a post-9/11 low and year-on-year average hourly salaries reached a post-9/11 high; receding risks of higher inflation and high oil prices; and finally, the pervasive strength in corporate fundamentals that included reasonably good investment levels, healthy balance sheets and profit margins. 2006 ended and the new year began with the world awash in liquidity, global economic growth still quite strong despite the U.S. slowdown, record-high corporate profitability, fairly low inflation and interest rates, and relatively strong investor confidence.

Small and mid cap stocks performed quite well during the 12-month period, but relinquished their leadership to the large cap S&P 500 Index in the second half of the year. The S&P SmallCap 600 Index and the S&P MidCap 400 Index returned +15.12% and +10.32%, respectively, for the year, both behind the return of the S&P 500 Index. Within the S&P 500 Index, the value style of investing significantly outperformed the growth style for the period, with the S&P 500 Citigroup Value Index returning +20.80% versus the +11.00% return of the S&P 500 Citigroup Growth Index.

Turning to sector performance, each of the 10 S&P 500 Index sectors posted positive returns for the annual period. The top performer was telecommunication services, which was up 32.13%, followed by energy and consumer discretionary, with respective returns of +22.22% and +17.23%. Information technology and healthcare were the weakest performers, with respective returns of +7.70% and +5.78%.

What changes were made to the portfolio during the period?

Throughout the period, as changes were made to the composition of the S&P 500 Index, we purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark.

How would you characterize the portfolio's position at the close of the period?

Heading into 2007, we believe continued moderation in economic growth will put pressure on corporate earnings, which have been on a record run with five consecutive years of double-digit growth. Solid corporate fundamentals and balance sheet strength, alongside strong non-U.S. economic growth, should help corporate profits remain positive, but the rate of gain will likely slow noticeably as record-high profit margins will be difficult to sustain. Against this backdrop, the portfolio remains positioned to match the risk characteristics of its benchmark, whatever direction the market takes.

Debra L. Jelilian
Vice President and Co-Portfolio Manager

Jeffrey L. Russo, CFA
Vice President and Co-Portfolio Manager

January 17, 2007

--------------------------------------------------------------------------------
Effective October 2, 2006, the Fund's Class A and Class I Shares were redesignated Investor A and Institutional Shares, respectively.
--------------------------------------------------------------------------------


             BLACKROCK S&P 500 INDEX FUND        DECEMBER 31, 2006             5

Performance Data

About Fund Performance

Effective October 2, 2006, the Fund's Class A and Class I Shares were redesignated Investor A and Institutional Shares, respectively.

The Fund has multiple classes of shares:

o Institutional Shares do not incur an initial sales charge (front-end load) or deferred sales charge and bear no ongoing distribution or service fees. Institutional Shares are available only to eligible investors.

o Investor A Shares do not incur an initial sales charge (front-end load) or deferred sales charge and bear no ongoing distribution fee. In addition, Investor A Shares are subject to an ongoing service fee of .25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                6-Month           12-Month      Since Inception
As of December 31, 2006       Total Return      Total Return     Total Return
================================================================================
Institutional Shares*           +12.54%            +15.49%         +113.46%
--------------------------------------------------------------------------------
Investor A Shares*              +12.38             +15.18          +108.35
--------------------------------------------------------------------------------
S&P 500(R) Index **             +12.74             +15.79          +120.55
--------------------------------------------------------------------------------
* Cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception date is 4/03/97.
** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues. Since inception total return is from 4/03/97. S&P 500 is a registered trademark of the McGraw-Hill Companies.


6       BLACKROCK S&P 500 INDEX FUND    DECEMBER 31, 2006

Performance Data (concluded)

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Institutional Shares and Investor A Shares compared to growth of an investment in the Standard & Poor's 500 Index. Values are from April 3, 1997 to December 2006.

                  Institutional            Investor A          Standard & Poor's
                       Shares*+              Shares*+                500 Index++
4/03/97**               $10,000               $10,000                    $10,000
12/97                   $13,080               $13,053                    $13,103
12/98                   $16,774               $16,702                    $16,848
12/99                   $20,204               $20,069                    $20,393
12/00                   $18,299               $18,138                    $18,537
12/01                   $16,069               $15,873                    $16,333
12/02                   $12,451               $12,282                    $12,724
12/03                   $15,981               $15,723                    $16,373
12/04                   $17,666               $17,329                    $18,155
12/05                   $18,484               $18,089                    $19,047
12/06                   $21,346               $20,835                    $22,055
* Assuming transaction costs, if any, and other operating expenses, including advisory fees.
**    Commencement of operations.
+ The Fund invests all of its assets in Master S&P 500 Index Series of Quantitative Master Series Trust. The Trust's investments are allocated among common stocks in approximately the same weightings as the S&P 500 Index.
++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

Average Annual Total Return

Institutional Shares                                                      Return
================================================================================
One Year Ended 12/31/06                                                  +15.49%
--------------------------------------------------------------------------------
Five Years Ended 12/31/06                                                + 5.84
--------------------------------------------------------------------------------
Inception (4/03/97) through 12/31/06                                     + 8.09
--------------------------------------------------------------------------------

          Investor A Shares                                               Return
================================================================================
One Year Ended 12/31/06                                                  +15.18%
--------------------------------------------------------------------------------
Five Years Ended 12/31/06                                                + 5.59
--------------------------------------------------------------------------------
Inception (4/03/97) through 12/31/06                                     + 7.82
--------------------------------------------------------------------------------

             BLACKROCK S&P 500 INDEX FUND        DECEMBER 31, 2006             7

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2006 and held through December 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                Expenses Paid
                                                         Beginning          Ending            During the Period*
                                                       Account Value      Account Value        July 1, 2006 to
                                                       July 1, 2006     December 31, 2006     December 31, 2006
================================================================================================================
Actual
================================================================================================================
Institutional                                            $   1,000          $1,125.40            $    1.85
----------------------------------------------------------------------------------------------------------------
Investor A                                               $   1,000          $1,123.80            $    3.18
================================================================================================================
Hypothetical (5% annual return before expenses)**
================================================================================================================
Institutional                                            $   1,000          $1,023.15            $    1.77
----------------------------------------------------------------------------------------------------------------
Investor A                                               $   1,000          $1,021.91            $    3.02
----------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.35% for Institutional and .60% for Investor A), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master series in which it invests.
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


8       BLACKROCK S&P 500 INDEX FUND    DECEMBER 31, 2006

Statement of Assets and Liabilities                 BlackRock S&P 500 Index Fund

As of December 31, 2006
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
                     Investment in Master S&P 500 Index Series (the "Series"), at value
                      (identified cost -- $1,835,152,568) ..................................                        $ 2,670,162,331
                     Prepaid expenses ......................................................                                 23,440
                                                                                                                    ---------------
                     Total assets ..........................................................                          2,670,185,771
                                                                                                                    ---------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
                     Payables:
                        Administrative fees ................................................    $       520,415
                        Distributor ........................................................            189,712
                        Other affiliates ...................................................              2,712             712,839
                                                                                                ---------------
                     Accrued expenses and other liabilities ................................                                469,247
                                                                                                                    ---------------
                     Total liabilities .....................................................                              1,182,086
                                                                                                                    ---------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                     Net assets ............................................................                        $ 2,669,003,685
                                                                                                                    ===============
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
                     Institutional Shares of Common Stock, $.0001 par value, 250,000,000
                      shares authorized ....................................................                        $         9,766
                     Investor A Shares of Common Stock, $.0001 par value, 250,000,000 shares
                      authorized ...........................................................                                  5,582
                     Paid-in capital in excess of par ......................................                          2,094,866,791
                     Undistributed investment income -- net ................................    $     1,138,328
                     Accumulated realized capital losses allocated from the Series -- net ..       (262,026,545)
                     Unrealized appreciation allocated from the Series -- net ..............        835,009,763
                                                                                                ---------------
                     Total accumulated earnings -- net .....................................                            574,121,546
                                                                                                                    ---------------
                     Net Assets ............................................................                        $ 2,669,003,685
                                                                                                                    ===============
===================================================================================================================================
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------------
                     Institutional -- Based on net assets of $1,699,790,754 and 97,662,167
                      shares outstanding ...................................................                        $         17.40
                                                                                                                    ===============
                     Investor A -- Based on net assets of $969,212,931 and 55,816,119 shares
                      outstanding ..........................................................                        $         17.36
                                                                                                                    ===============

      See Notes to Financial Statements


             BLACKROCK S&P 500 INDEX FUND        DECEMBER 31, 2006             9

Statement of Operations                             BlackRock S&P 500 Index Fund

For the Year Ended December 31, 2006
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
                     Net investment income allocated from the Series:
                        Dividends ..........................................................                        $    47,256,633
                        Interest from affiliates ...........................................                              1,026,543
                        Securities lending -- net ..........................................                                316,825
                        Expenses ...........................................................                               (936,343)
                                                                                                                    ---------------
                     Total income ..........................................................                             47,663,658
                                                                                                                    ---------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
                     Administration fees ...................................................    $     6,088,565
                     Service fees -- Investor A ............................................          2,255,732
                     Transfer agent fees ...................................................          1,347,346
                     Printing and shareholder reports ......................................            129,355
                     Licensing fees ........................................................             75,505
                     Registration fees .....................................................             61,436
                     Professional fees .....................................................             30,639
                     Directors' fees and expenses ..........................................             21,213
                     Other .................................................................             15,382
                                                                                                ---------------
                     Total expenses ........................................................                             10,025,173
                                                                                                                    ---------------
                     Investment income -- net ..............................................                             37,638,485
                                                                                                                    ---------------
===================================================================================================================================
Realized & Unrealized Gain (Loss) Allocated from the Series -- Net
-----------------------------------------------------------------------------------------------------------------------------------
                     Realized loss on investments, in-kind redemption and financial futures
                      contracts -- net .....................................................                            (12,644,618)
                     Change in unrealized appreciation/depreciation on investments and
                      financial futures contracts -- net ...................................                            335,003,357
                                                                                                                    ---------------
                     Total realized and unrealized gain -- net .............................                            322,358,739
                                                                                                                    ---------------
                     Net Increase in Net Assets Resulting from Operations ..................                        $   359,997,224
                                                                                                                    ===============

      See Notes to Financial Statements.


10       BLACKROCK S&P 500 INDEX FUND    DECEMBER 31, 2006

Statements of Changes in Net Assets                 BlackRock S&P 500 Index Fund

                                                                                                        For the Year Ended
                                                                                                            December 31,
                                                                                                -----------------------------------
Increase (Decrease) in Net Assets:                                                                   2006                2005
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
                     Investment income -- net ..............................................    $    37,638,485     $    36,372,380
                     Realized loss -- net ..................................................        (12,644,618)        (20,749,606)
                     Change in unrealized appreciation/depreciation -- net .................        335,003,357          98,239,241
                                                                                                -----------------------------------
                     Net increase in net assets resulting from operations ..................        359,997,224         113,862,015
                                                                                                -----------------------------------
===================================================================================================================================
Dividends to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
                     Investment income -- net:
                        Institutional ......................................................        (25,275,471)        (24,385,969)
                        Investor A .........................................................        (11,846,861)        (12,092,872)
                                                                                                -----------------------------------
                     Net decrease in net assets resulting from dividends to shareholders ...        (37,122,332)        (36,478,841)
                                                                                                -----------------------------------
===================================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
                      Net decrease in net assets derived from capital share transactions ...        (94,689,583)       (229,596,389)
                                                                                                -----------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                      Total increase (decrease) in net assets ..............................        228,185,309        (152,213,215)
                      Beginning of year ....................................................      2,440,818,376       2,593,031,591
                                                                                                -----------------------------------
                      End of year* .........................................................    $ 2,669,003,685     $ 2,440,818,376
                                                                                                ===================================
                         * Undistributed investment income -- net ..........................    $     1,138,328     $       622,175
                                                                                                ===================================

      See Notes to Financial Statements.


            BLACKROCK S&P 500 INDEX FUND        DECEMBER 31, 2006             11

Financial Highlights                                BlackRock S&P 500 Index Fund

                                                                      Institutional
                                      -------------------------------------------------------------------------------
The following per share data                                        For the Year Ended
and ratios have been derived                                           December 31,
from information provided in          -------------------------------------------------------------------------------
the financial statements.                2006             2005             2004             2003             2002
=====================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year    $     15.29      $     14.84      $     13.64      $     10.76      $     14.08
                                      -------------------------------------------------------------------------------
Investment income -- net** .......            .26              .23              .24              .17              .16
Realized and unrealized gain
  (loss) -- net ..................           2.11              .46             1.19             2.88            (3.33)
                                      -------------------------------------------------------------------------------
Total from investment operations .           2.37              .69             1.43             3.05            (3.17)
                                      -------------------------------------------------------------------------------
Less dividends from investment
  income -- net ..................           (.26)            (.24)            (.23)            (.17)            (.15)
                                      -------------------------------------------------------------------------------
Net asset value, end of year .....    $     17.40      $     15.29      $     14.84      $     13.64      $     10.76
                                      ===============================================================================
=====================================================================================================================
Total Investment Return
---------------------------------------------------------------------------------------------------------------------
Based on net asset value per share          15.49%            4.63%           10.55%           28.35%          (22.51%)
                                      ===============================================================================
=====================================================================================================================
Ratios to Average Net Assets*
---------------------------------------------------------------------------------------------------------------------
Expenses .........................            .35%             .35%             .34%             .36%             .36%
                                      ===============================================================================
Investment income -- net .........           1.61%            1.52%            1.68%            1.44%            1.27%
                                      ===============================================================================
=====================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------
Net assets, end of year
  (in thousands) .................    $ 1,699,791      $ 1,544,023      $ 1,653,423      $ 1,428,292      $   931,917
                                      ===============================================================================
Portfolio turnover from the Series           3.81%           10.80%            5.84%            3.60%            4.59%
                                      ===============================================================================

                                                                       Investor A
                                      -------------------------------------------------------------------------------
The following per share data                                        For the Year Ended
and ratios have been derived                                           December 31,
from information provided in          -------------------------------------------------------------------------------
the financial statements.                2006             2005             2004             2003             2002
=====================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year    $     15.26      $     14.81      $     13.62      $     10.75      $     14.05
                                      -------------------------------------------------------------------------------
Investment income -- net** .......            .22              .19              .20              .14              .13
Realized and unrealized gain
  (loss) -- net ..................           2.10              .46             1.19             2.87            (3.31)
                                      -------------------------------------------------------------------------------
Total from investment operations .           2.32              .65             1.39             3.01            (3.18)
                                      -------------------------------------------------------------------------------
Less dividends from investment
  income -- net ..................           (.22)            (.20)            (.20)            (.14)            (.12)
                                      -------------------------------------------------------------------------------
Net asset value, end of year .....    $     17.36      $     15.26      $     14.81      $     13.62      $     10.75
                                      ===============================================================================
=====================================================================================================================
Total Investment Return
---------------------------------------------------------------------------------------------------------------------
Based on net asset value per share          15.18%            4.38%           10.22%           28.02%          (22.62%)
                                      ===============================================================================
=====================================================================================================================
Ratios to Average Net Assets*
---------------------------------------------------------------------------------------------------------------------
Expenses .........................            .60%             .60%             .59%             .61%             .61%
                                      ===============================================================================
Investment income -- net .........           1.36%            1.27%            1.42%            1.19%            1.03%
                                      ===============================================================================
=====================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------
Net assets, end of year
  (in thousands) .................    $   969,213      $   896,796      $   939,608      $   880,875      $   648,569
                                      ===============================================================================
Portfolio turnover from the Series           3.81%           10.80%            5.84%            3.60%            4.59%
                                      ===============================================================================

* Includes the Fund's share of the Series' allocated expenses and investment income -- net.
**    Based on average shares outstanding.

      See Notes to Financial Statements.


12       BLACKROCK S&P 500 INDEX FUND    DECEMBER 31, 2006

Notes to Financial Statements                       BlackRock S&P 500 Index Fund

1. Significant Accounting Policies:

On September 29, 2006, Merrill Lynch S&P 500 Index Fund, a series of Merrill Lynch Index Funds, Inc. was renamed BlackRock S&P 500 Index Fund (the "Fund"), a series of BlackRock Index Funds, Inc. (the "Corporation"), respectively. The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund seeks to achieve its investment objective by investing all of its assets in Master S&P 500 Index Series (the "Series") of Quantitative Master Series Trust (the "Trust"), which has the same investment objective and strategies as the Fund. The value of the Fund's investment in the Series reflects the Fund's proportionate interest in the net assets of the Series. The performance of the Fund is directly affected by the performance of the Series. The financial statements of the Series, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The percentage of the Series owned by the Fund at December 31, 2006 was 95.0%. The Fund offers multiple classes of shares. Effective October 2, 2006, Class I and Class A Shares were redesignated Institutional and Investor A Shares, respectively. Institutional and Investor A Shares are sold without the imposition of a front-end or deferred sales charge. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A Shares bear certain expenses related to the account maintenance of such shares and have exclusive voting rights with respect to matters relating to their account maintenance expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- The Fund records its investment in the Series at fair value. Valuation of securities held by the Series is discussed in Note 1(a) of the Series' Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses -- The Fund records daily its proportionate share of the Series' income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions -- Investment transactions in the Series are accounted for on a trade date basis.

(g) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Fund's financial statements has not been determined.

(h) Reclassification -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $15,082,516 has been reclassified between paid-in capital in excess of par and accumulated net realized capital losses allocated from the Series as a result of a permanent difference attributable to net losses realized on the distribution of securities not recognized for tax purposes. This reclassification has no effect on net assets or net asset values per share.


            BLACKROCK S&P 500 INDEX FUND        DECEMBER 31, 2006             13

Notes to Financial Statements (continued)           BlackRock S&P 500 Index Fund

2. Transactions with Affiliates:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM") and its affiliates, with BlackRock, Inc., to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC"), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On August 15, 2006, shareholders of the Fund approved a new Investment Advisory Agreement for the Trust on behalf of the Series with BlackRock Advisors, Inc., an indirect, wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement became effective on September 29, 2006. Prior to September 29, 2006, Fund Asset Management, L.P. ("FAM") was the manager. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner.

The Corporation has entered into an Administration Agreement with BlackRock Advisors, LLC (the "Administrator"). The Fund pays a monthly fee at an annual rate of .245% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. Prior to September 29, 2006, MLIM acted as the Fund's Administrator and was compensated at the same fee rate. The Administrator (and previously MLIM) has entered into a voluntary arrangement with the Fund under which the expenses incurred by each class of shares of the Fund (excluding account maintenance fees ("service fees")) will not exceed .40%. This arrangement has a one-year term and is renewable.

The Corporation has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc.

Pursuant to the Distribution Plans adopted by the Corporation in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing service fee with respect to Investor A Shares. The fee is accrued daily and paid monthly at the annual rate of .25% based upon the average daily net assets of Investor A Shares.

Pursuant to sub-agreements with each Distributor, broker-dealers including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, and an affiliate of the Distributor, also provide account maintenance services to the Fund. The ongoing service fee compensates the Distributors and each broker-dealer (including MLPF&S) for providing account maintenance services to Investor A shareholders.

Effective September 29, 2006, PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Administrator, became the Fund's transfer agent. Prior to September 29, 2006, the Fund's transfer agent was Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of Merrill Lynch.

Prior to September 29, 2006, certain officers and/or directors of the Corporation were officers and/or directors of MLIM, PSI, FAMD, FDS, and/or Merrill Lynch.

Commencing September 29, 2006, certain officers and/or directors of the Corporation are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $94,689,583 and $229,596,389 for the years ended December 31, 2006 and December 31, 2005, respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Institutional Shares for the Year                                     Dollar
Ended December 31, 2006                            Shares             Amount
-------------------------------------------------------------------------------
Shares sold ............................         28,896,398       $ 467,956,426
Shares issued to shareholders in
  reinvestment of dividends ............          1,407,779          24,580,626
                                              ---------------------------------
Total issued ...........................         30,304,177         492,537,052
Shares redeemed ........................        (33,597,086)       (542,308,997)
                                              ---------------------------------
Net decrease ...........................         (3,292,909)      $ (49,771,945)
                                              =================================


14       BLACKROCK S&P 500 INDEX FUND    DECEMBER 31, 2006

Notes to Financial Statements (concluded)           BlackRock S&P 500 Index Fund

-------------------------------------------------------------------------------
Institutional Shares for the Year                                     Dollar
Ended December 31, 2005                            Shares             Amount
-------------------------------------------------------------------------------
Shares sold ............................         29,513,490       $ 437,446,074
Shares issued to shareholders in
  reinvestment of dividends ............          1,521,707          23,608,528
                                              ---------------------------------
Total issued ...........................         31,035,197         461,054,602
Shares redeemed ........................        (41,483,347)       (620,599,236)
                                              ---------------------------------
Net decrease ...........................        (10,448,150)      $(159,544,634)
                                              =================================

-------------------------------------------------------------------------------
Investor A Shares for the Year                                        Dollar
Ended December 31, 2006                            Shares             Amount
-------------------------------------------------------------------------------
Shares sold ............................         10,760,366       $ 174,132,500
Shares issued to shareholders in
  reinvestment of dividends ............            622,994          10,846,759
                                              ---------------------------------
Total issued ...........................         11,383,360         184,979,259
Shares redeemed ........................        (14,329,991)       (229,896,897)
                                              ---------------------------------
Net decrease ...........................         (2,946,631)      $ (44,917,638)
                                              =================================

-------------------------------------------------------------------------------
Investor A Shares for the Year                                        Dollar
Ended December 31, 2005                            Shares             Amount
-------------------------------------------------------------------------------
Shares sold ............................         12,923,712       $ 191,625,954
Shares issued to shareholders in
  reinvestment of dividends ............            711,901          11,022,539
                                              ---------------------------------
Total issued ...........................         13,635,613         202,648,493
Shares redeemed ........................        (18,311,289)       (272,700,248)
                                              ---------------------------------
Net decrease ...........................         (4,675,676)      $ (70,051,755)
                                              =================================

4. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 was as follows:

-------------------------------------------------------------------------------
                                                12/31/2006          12/31/2005
-------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ......................      $  37,122,332       $  36,478,841
                                              ---------------------------------
Total taxable distributions ............      $  37,122,332       $  36,478,841
                                              =================================

As of December 31, 2006, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed ordinary income -- net ...................        $   1,138,328
Undistributed long-term capital gains -- net ...........                   --
Total undistributed earnings -- net ....................            1,138,328
Capital loss carryforward ..............................         (176,963,470)*
Unrealized gains -- net ................................          749,946,688**
                                                                -------------
Total accumulated earnings -- net ......................        $ 574,121,546
                                                                =============

* On December 31, 2006, the Fund had a net capital loss carryforward of $176,963,470, of which $4,944,930 expires in 2008, $14,600,496 expires in
      2009, $73,055,477 expires in 2010, $7,823,922 expires in 2011, $21,618,948 expires in 2012, $28,402,088 expires in 2013 and $26,517,609 expires in
      2014. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/losses on certain futures contracts.


            BLACKROCK S&P 500 INDEX FUND        DECEMBER 31, 2006             15

Report of Independent Registered                    BlackRock S&P 500 Index Fund
Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Index Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock S&P 500 Index Fund (formerly Merrill Lynch S&P 500 Index Fund), one of the series constituting BlackRock Index Funds, Inc. (formerly Merrill Lynch Index Funds, Inc.) (the "Fund"), as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock S&P 500 Index Fund of BlackRock Index Funds, Inc. as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 26, 2007


16       BLACKROCK S&P 500 INDEX FUND    DECEMBER 31, 2006

Portfolio Information                                Master S&P 500 Index Series

As of December 31, 2006

S&P 500 Index Sector                                                  Percent of
Representation for the Series                                  Total Investments
--------------------------------------------------------------------------------
Financials .................................................               19.6%
Information Technology .....................................               13.3
Health Care ................................................               10.6
Industrials ................................................                9.5
Consumer Discretionary .....................................                9.4
Energy .....................................................                8.6
Consumer Staples ...........................................                8.1
Utilities ..................................................                3.1
Telecommunication Services .................................                3.1
Materials ..................................................                2.6
Other* .....................................................               12.1
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.

      For Series compliance purposes, the Series' sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

Proxy Results

During the six-month period ended December 31, 2006, Master S&P 500 Index Series of Quantitative Master Series Trust's interest holders voted on the following proposals, which were approved at a special interest holders' meeting on September 29, 2006. A description of the proposals and number of units of interest voted were as follows:

-------------------------------------------------------------------------------------------------------------------
                                                       Units of Interest     Units of Interest    Units of Interest
                                                           Voted For           Voted Against        Voted Abstain
-------------------------------------------------------------------------------------------------------------------
To approve a new investment advisory agreement
with BlackRock Advisors, Inc.                            1,353,245,051          13,176,252           19,234,419
-------------------------------------------------------------------------------------------------------------------
To approve a contingent sub-advisory agreement
with BlackRock Advisors, Inc.                            1,353,472,435          13,498,166           18,685,121
-------------------------------------------------------------------------------------------------------------------


            BLACKROCK S&P 500 INDEX FUND        DECEMBER 31, 2006             17

Summary Schedule of Investments as of December 31, 2006

                                                     Master S&P 500 Index Series

This summary schedule of investments is presented to help investors focus on the Series' principal holdings. It includes the Series' 50 largest holdings and each investment of any issuer that exceeds 1% of the Series' net assets. "Other Securities" represent all issues not required to be disclosed under the rules adopted by the Securities and Exchange Commission. A complete schedule of investments is available without charge, upon request, by calling 800-441-7762 or on the Securities and Exchange Commission's Web site at http://www.sec.gov.

====================================================================================================================================
                                          Shares                                                                          Percent of
Industry                                    Held      Common Stocks                                       Value           Net Assets
====================================================================================================================================
Aerospace & Defense                      172,420      Boeing Co.                                     $   15,317,793          0.5%
                                         220,196      United Technologies Corp.                          13,766,654          0.5
                                                      Other Securities                                   36,749,611          1.3
                                                                                                     -------------------------------
                                                                                                         65,834,058          2.3
------------------------------------------------------------------------------------------------------------------------------------
Air Freight & Logistics                  234,300      United Parcel Service, Inc. Class B (e)            17,567,814          0.6
                                                      Other Securities                                    6,941,687          0.3
                                                                                                     -------------------------------
                                                                                                         24,509,501          0.9
------------------------------------------------------------------------------------------------------------------------------------
Airlines                                              Other Securities                                    2,512,403          0.1
------------------------------------------------------------------------------------------------------------------------------------
Auto Components                                       Other Securities                                    4,403,127          0.1
------------------------------------------------------------------------------------------------------------------------------------
Automobiles                                           Other Securities                                   10,625,820          0.4
------------------------------------------------------------------------------------------------------------------------------------
Beverages                                441,928      The Coca-Cola Co.                                  21,323,026          0.8
                                         357,388      PepsiCo, Inc.                                      22,354,619          0.8
                                                      Other Securities                                   14,163,750          0.5
                                                                                                     -------------------------------
                                                                                                         57,841,395          2.1
------------------------------------------------------------------------------------------------------------------------------------
Biotechnology                            253,747      Amgen, Inc. (a)                                    17,333,458          0.6
                                                      Other Securities                                   19,417,908          0.7
                                                                                                     -------------------------------
                                                                                                         36,751,366          1.3
------------------------------------------------------------------------------------------------------------------------------------
Building Products                                     Other Securities                                    4,738,274          0.2
------------------------------------------------------------------------------------------------------------------------------------
Capital Markets                           94,300      Goldman Sachs Group, Inc. (e)                      18,798,705          0.7
                                         192,167      Merrill Lynch & Co., Inc. (b)                      17,890,748          0.6
                                         234,498      Morgan Stanley                                     19,095,172          0.7
                                                      Other Securities                                   51,336,074          1.8
                                                                                                     -------------------------------
                                                                                                        107,120,699          3.8
------------------------------------------------------------------------------------------------------------------------------------
Chemicals                                             Other Securities                                   42,365,316          1.5
------------------------------------------------------------------------------------------------------------------------------------
Commercial Banks                          67,468      PNC Financial Services Group, Inc. (b)(e)           4,995,331          0.2
                                         385,265      U.S. Bancorp (e)                                   13,942,740          0.5
                                         420,718      Wachovia Corp. (e)                                 23,959,890          0.8
                                         729,944      Wells Fargo & Co.                                  25,956,809          0.9
                                                      Other Securities                                   46,438,567          1.7
                                                                                                     -------------------------------
                                                                                                        115,293,337          4.1
------------------------------------------------------------------------------------------------------------------------------------
Commercial Services & Supplies                        Other Securities                                   15,154,149          0.5
------------------------------------------------------------------------------------------------------------------------------------
Communications Equipment               1,323,271      Cisco Systems, Inc. (a)(e)                         36,164,996          1.3
                                         361,460      QUALCOMM, Inc.                                     13,659,573          0.5
                                                      Other Securities                                   24,823,392          0.9
                                                                                                     -------------------------------
                                                                                                         74,647,961          2.7
------------------------------------------------------------------------------------------------------------------------------------
Computers & Peripherals                  185,534      Apple Computer, Inc. (a)                           15,740,705          0.6
                                         599,517      Hewlett-Packard Co.                                24,694,105          0.9
                                         333,167      International Business Machines Corp.              32,367,174          1.1
                                                      Other Securities                                   31,816,714          1.1
                                                                                                     -------------------------------
                                                                                                        104,618,698          3.7
------------------------------------------------------------------------------------------------------------------------------------
Construction & Engineering                            Other Securities                                    1,401,196          0.0
------------------------------------------------------------------------------------------------------------------------------------
Construction Materials                                Other Securities                                    1,855,546          0.1
------------------------------------------------------------------------------------------------------------------------------------
Consumer Finance                         266,084      American Express Co.                               16,143,316          0.6
                                                      Other Securities                                   11,220,810          0.4
                                                                                                     -------------------------------
                                                                                                         27,364,126          1.0
------------------------------------------------------------------------------------------------------------------------------------
Containers & Packaging                                Other Securities                                    5,417,551          0.2
------------------------------------------------------------------------------------------------------------------------------------


18       BLACKROCK S&P 500 INDEX FUND    DECEMBER 31, 2006

Summary Schedule of Investments (continued)          Master S&P 500 Index Series

                                          Shares                                                                          Percent of
Industry                                    Held      Common Stocks                                       Value           Net Assets
====================================================================================================================================
Distributors                                      Other Securities                                   $    1,741,345          0.1%
------------------------------------------------------------------------------------------------------------------------------------
Diversified Consumer Services                     Other Securities                                        2,897,687          0.1
------------------------------------------------------------------------------------------------------------------------------------
Diversified Financial Services           983,934  Bank of America Corp.                                  52,532,236          1.9
                                       1,071,936  Citigroup, Inc.                                        59,706,835          2.1
                                         755,056  JPMorgan Chase & Co.                                   36,469,205          1.3
                                                  Other Securities                                       10,056,151          0.3
                                                                                                     -------------------------------
                                                                                                        158,764,427          5.6
------------------------------------------------------------------------------------------------------------------------------------
Diversified Telecommunication            847,035  AT&T, Inc. (e)                                         30,281,501          1.1
Services                                 396,334  BellSouth Corp.                                        18,671,295          0.7
                                         629,028  Verizon Communications, Inc.                           23,425,003          0.8
                                                  Other Securities                                        8,152,341          0.3
                                                                                                     -------------------------------
                                                                                                         80,530,140          2.9
------------------------------------------------------------------------------------------------------------------------------------
Electric Utilities                                Other Securities                                       43,390,706          1.5
------------------------------------------------------------------------------------------------------------------------------------
Electrical Equipment                              Other Securities                                       13,325,937          0.5
------------------------------------------------------------------------------------------------------------------------------------
Electronic Equipment & Instruments                Other Securities                                        7,613,993          0.3
------------------------------------------------------------------------------------------------------------------------------------
Energy Equipment & Services              258,608  Schlumberger Ltd. (e)                                  16,333,681          0.6
                                                  Other Securities                                       31,526,781          1.1
                                                                                                     -------------------------------
                                                                                                         47,860,462          1.7
------------------------------------------------------------------------------------------------------------------------------------
Food & Staples Retailing                 536,855  Wal-Mart Stores, Inc. (e)                              24,791,964          0.9
                                                  Other Securities                                       34,626,435          1.2
                                                                                                     -------------------------------
                                                                                                         59,418,399          2.1
------------------------------------------------------------------------------------------------------------------------------------
Food Products                                     Other Securities                                       30,104,958          1.1
------------------------------------------------------------------------------------------------------------------------------------
Gas Utilities                                     Other Securities                                        2,316,281          0.1
------------------------------------------------------------------------------------------------------------------------------------
Health Care Equipment & Supplies         249,840  Medtronic, Inc. (e)                                    13,368,938          0.5
                                                  Other Securities                                       30,951,918          1.1
                                                                                                     -------------------------------
                                                                                                         44,320,856          1.6
------------------------------------------------------------------------------------------------------------------------------------
Health Care Providers & Services         291,956  United Health Group, Inc.                              15,686,796          0.5
                                                  Other Securities                                       52,641,491          1.9
                                                                                                     -------------------------------
                                                                                                         68,328,287          2.4
------------------------------------------------------------------------------------------------------------------------------------
Health Care Technology                            Other Securities                                        1,223,959          0.0
------------------------------------------------------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure                     Other Securities                                       44,414,686          1.6
------------------------------------------------------------------------------------------------------------------------------------
Household Durables                                Other Securities                                       17,784,989          0.6
------------------------------------------------------------------------------------------------------------------------------------
Household Products                       692,764  The Procter & Gamble Co.                               44,523,942          1.6
                                                  Other Securities                                       15,810,709          0.5
                                                                                                     -------------------------------
                                                                                                         60,334,651          2.1
------------------------------------------------------------------------------------------------------------------------------------
IT Services                                       Other Securities                                       31,430,580          1.1
------------------------------------------------------------------------------------------------------------------------------------
Independent Power Producers &                     Other Securities                                       11,950,050          0.4
Energy Traders
------------------------------------------------------------------------------------------------------------------------------------
Industrial Conglomerates                 163,288  3M Co.                                                 12,725,034          0.4
                                       2,242,081  General Electric Co.                                   83,427,834          3.0
                                         445,125  Tyco International Ltd.                                13,531,800          0.5
                                                  Other Securities                                        2,504,972          0.1
                                                                                                     -------------------------------
                                                                                                        112,189,640          4.0
------------------------------------------------------------------------------------------------------------------------------------
Insurance                                563,307  American International Group, Inc.                     40,366,580          1.5
                                                  Other Securities                                       93,659,112          3.3
                                                                                                     -------------------------------
                                                                                                        134,025,692          4.8
------------------------------------------------------------------------------------------------------------------------------------
Internet & Catalog Retail                         Other Securities                                        4,311,916          0.2
------------------------------------------------------------------------------------------------------------------------------------
Internet Software & Services              46,170  Google, Inc. Class A (a)                               21,260,362          0.7
                                                  Other Securities                                       15,924,355          0.6
                                                                                                     -------------------------------
                                                                                                         37,184,717          1.3
------------------------------------------------------------------------------------------------------------------------------------


            BLACKROCK S&P 500 INDEX FUND        DECEMBER 31, 2006             19

Summary Schedule of Investments (continued)          Master S&P 500 Index Series

                                          Shares                                                                          Percent of
Industry                                    Held      Common Stocks                                       Value           Net Assets
====================================================================================================================================
Leisure Equipment & Products                      Other Securities                                   $    5,267,690          0.2%
------------------------------------------------------------------------------------------------------------------------------------
Life Sciences Tools & Services                    Other Securities                                        8,154,613          0.3
------------------------------------------------------------------------------------------------------------------------------------
Machinery                                         Other Securities                                       39,937,407          1.4
------------------------------------------------------------------------------------------------------------------------------------
Media                                    403,943  Comcast Corp. Class A (a)                              17,098,907          0.6
                                         881,484  Time Warner, Inc.                                      19,198,722          0.7
                                         461,947  Walt Disney Co. (e)                                    15,830,924          0.6
                                                  Other Securities                                       52,225,944          1.8
                                                                                                     -------------------------------
                                                                                                        104,354,497          3.7
------------------------------------------------------------------------------------------------------------------------------------
Metals & Mining                                   Other Securities                                       24,686,710          0.9
------------------------------------------------------------------------------------------------------------------------------------
Multi-Utilities                                   Other Securities                                       39,273,916          1.4
------------------------------------------------------------------------------------------------------------------------------------
Multiline Retail                                  Other Securities                                       32,596,939          1.2
------------------------------------------------------------------------------------------------------------------------------------
Office Electronics                                Other Securities                                        3,518,854          0.1
------------------------------------------------------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels              478,560  Chevron Corp.                                          35,188,517          1.3
                                         359,960  ConocoPhillips                                         25,899,122          0.9
                                       1,270,212  Exxon Mobil Corp. (d)                                  97,336,346          3.5
                                                  Other Securities                                       65,358,276          2.3
                                                                                                     -------------------------------
                                                                                                        223,782,261          8.0
------------------------------------------------------------------------------------------------------------------------------------
Paper & Forest Products                           Other Securities                                        8,359,582          0.3
------------------------------------------------------------------------------------------------------------------------------------
Personal Products                                 Other Securities                                        4,443,496          0.2
------------------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals                          331,217  Abbott Laboratories (e)                                16,133,580          0.6
                                         635,977  Johnson & Johnson                                      41,987,202          1.5
                                         471,757  Merck & Co., Inc.                                      20,568,605          0.7
                                       1,580,581  Pfizer, Inc.                                           40,937,048          1.5
                                         291,699  Wyeth                                                  14,853,313          0.5
                                                  Other Securities                                       40,777,005          1.4
                                                                                                     -------------------------------
                                                                                                        175,256,753          6.2
------------------------------------------------------------------------------------------------------------------------------------
Real Estate Investment                            Other Securities                                       30,326,293          1.1
Trusts (REITs)
------------------------------------------------------------------------------------------------------------------------------------
Real Estate Management                            Other Securities                                        2,851,398          0.1
& Development
------------------------------------------------------------------------------------------------------------------------------------
Road & Rail                                       Other Securities                                       19,068,706          0.7
------------------------------------------------------------------------------------------------------------------------------------
Semiconductors & Semiconductor         1,252,831  Intel Corp.                                            25,369,828          0.9
Equipment                                         Other Securities                                       41,540,272          1.5
                                                                                                     -------------------------------
                                                                                                         66,910,100          2.4
------------------------------------------------------------------------------------------------------------------------------------
Software                               1,872,324  Microsoft Corp. (d)                                    55,907,595          2.0
                                         874,285  Oracle Corp. (a)                                       14,985,245          0.5
                                                  Other Securities                                       23,054,439          0.8
                                                                                                     -------------------------------
                                                                                                         93,947,279          3.3
------------------------------------------------------------------------------------------------------------------------------------
Specialty Retail                         447,386  Home Depot, Inc.                                       17,967,022          0.6
                                                  Other Securities                                       38,228,047          1.4
                                                                                                     -------------------------------
                                                                                                         56,195,069          2.0
------------------------------------------------------------------------------------------------------------------------------------
Textiles, Apparel & Luxury Goods                  Other Securities                                       10,940,948          0.4
------------------------------------------------------------------------------------------------------------------------------------
Thrifts & Mortgage Finance               212,773  Fannie Mae                                             12,636,588          0.5
                                                  Other Securities                                       28,310,033          1.0
                                                                                                     -------------------------------
                                                                                                         40,946,621          1.5
------------------------------------------------------------------------------------------------------------------------------------
Tobacco                                  453,818  Altria Group, Inc.                                     38,946,661          1.4
                                                  Other Securities                                        4,444,698          0.1
                                                                                                     -------------------------------
                                                                                                         43,391,359          1.5
------------------------------------------------------------------------------------------------------------------------------------
Trading Companies & Distributors                  Other Securities                                        1,262,067          0.0
------------------------------------------------------------------------------------------------------------------------------------
Wireless Telecommunication Services               Other Securities                                       17,084,276          0.6
------------------------------------------------------------------------------------------------------------------------------------
                                                  Total Common Stocks
                                                  (Cost -- $1,840,530,170)                            2,770,475,715         98.6
====================================================================================================================================


20       BLACKROCK S&P 500 INDEX FUND    DECEMBER 31, 2006

Summary Schedule of Investments (concluded)          Master S&P 500 Index Series

                                        Beneficial                                                                        Percent of
                                          Interest  Short-Term Securities                                 Value           Net Assets
====================================================================================================================================
                                      $ 47,914,225  BlackRock Liquidity Series, LLC
                                                    Cash Sweep Series, 5.26% (b)(c)                  $   47,914,225          1.7%
                                       335,341,800  BlackRock Liquidity Series, LLC
                                                    Money Market Series, 5.29% (b)(c)(f)                335,341,800         11.9
------------------------------------------------------------------------------------------------------------------------------------
                                                    Total Short-Term Securities
                                                    (Cost -- $383,256,025)                              383,256,025         13.6
------------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost -- $2,223,786,195*)                                                           3,153,731,740        112.2

Liabilities in Excess of Other Assets                                                                  (343,098,483)       (12.2)
                                                                                                     -------------------------------
Net Assets                                                                                           $2,810,633,257        100.0%
                                                                                                     ===============================

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2006 as computed for federal income tax purposes, were as follows:

      Aggregate cost .............................              $ 2,295,656,436
                                                                ===============
      Gross unrealized appreciation ..............              $   921,983,748
      Gross unrealized depreciation ..............                  (63,908,444)
                                                                ---------------
      Net unrealized appreciation ................              $   858,075,304
                                                                ===============

(a)   Non-income producing security.
(b) Investments in companies considered to be an affiliate of the Series, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                                      Interest/
                           Purchase         Sale        Realized      Dividend
      Affiliate              Cost           Cost          Gain         Income
      --------------------------------------------------------------------------
      BlackRock
        Liquidity
        Series, LLC
        Cash Sweep
        Series           $42,258,298+           --             --   $1,100,253
      BlackRock
        Liquidity
        Series, LLC
        Money Market
        Series                    --    $  227,100++           --   $  342,181
      Merrill Lynch &
        Co., Inc.                 --    $2,837,272     $  872,498   $  209,992
      PNC Financial
        Services
        Group, Inc.               --    $  683,456     $   75,399   $  152,206
      --------------------------------------------------------------------------

+     Represents net purchase cost.
++    Represents net sale cost.
(c)   Represents the current yield as of December 31, 2006.
(d) All or a portion of security held as collateral in connection with open financial futures contracts.
(e)   Security, or a portion of security, is on loan.
(f)   Security was purchased with the cash proceeds from securities loans.
o For Series compliance purposes, the Series' industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.
o Financial futures contracts purchased as of December 31, 2006 were as follows:

      --------------------------------------------------------------------------
      Number of                    Expiration       Face         Unrealized
      Contracts      Issue           Date          Value        Appreciation
      --------------------------------------------------------------------------
         110        S&P 500         March
                     Index           2007       $39,184,008       $96,992
      --------------------------------------------------------------------------

o "Other Securities" represent issues that are not identified as the 50 largest holdings of the Series and issues not exceeding 1% of net assets. Some securities, or a portion of, in this category are out on loan.

See Notes to Financial Statements.


            BLACKROCK S&P 500 INDEX FUND        DECEMBER 31, 2006             21

Statement of Assets and Liabilities                  Master S&P 500 Index Series

As of December 31, 2006

===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value (including securities loaned of $319,806,817) (identified
                        cost -- $1,829,039,485) ............................................                        $ 2,747,589,636
                       Investments in affiliated securities, at value (including securities
                        loaned of $4,990,296) (identified cost -- $394,746,710) ............                            406,142,104
                       Cash ................................................................                                152,564
                       Receivables:
                          Contributions ....................................................    $    15,246,194
                          Dividends ........................................................          3,622,069
                          Securities sold ..................................................            397,257
                          Securities lending ...............................................             19,190          19,284,710
                                                                                                ---------------
                       Prepaid expenses and other assets ...................................                                 38,673
                                                                                                                    ---------------
                       Total assets ........................................................                          3,173,207,687
                                                                                                                    ---------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
                       Collateral on securities loaned, at value ...........................                            335,341,800
                       Payables:
                          Withdrawals ......................................................         26,774,274
                          Variation margin .................................................            206,992
                          Other affiliates .................................................             24,897
                          Investment adviser ...............................................             11,195          27,017,358
                                                                                                ---------------
                       Accrued expenses ....................................................                                215,272
                                                                                                                    ---------------
                       Total liabilities ...................................................                            362,574,430
                                                                                                                    ---------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Net assets ..........................................................                        $ 2,810,633,257
                                                                                                                    ===============
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
                       Investors' capital ..................................................                        $ 1,880,590,720
                       Unrealized appreciation -- net ......................................                            930,042,537
                                                                                                                    ---------------
                       Net Assets ..........................................................                        $ 2,810,633,257
                                                                                                                    ===============

      See Notes to Financial Statements.


22       BLACKROCK S&P 500 INDEX FUND    DECEMBER 31, 2006

Statement of Operations                              Master S&P 500 Index Series

For the Year Ended December 31, 2006
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
                       Dividends (including $362,198 from affiliates) ......................                        $    51,797,920
                       Interest from affiliates ............................................                              1,100,253
                       Securities lending -- net ...........................................                                342,181
                                                                                                                    ---------------
                       Total income ........................................................                             53,240,354
                                                                                                                    ---------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
                       Accounting services .................................................    $       410,208
                       Professional fees ...................................................            206,341
                       Custodian fees ......................................................            165,821
                       Investment advisory fees ............................................            136,052
                       Trustees' fees and expenses .........................................             22,412
                       Licensing fees ......................................................             20,000
                       Printing and shareholder reports ....................................              2,889
                       Other ...............................................................             59,217
                                                                                                ---------------
                       Total expenses ......................................................                              1,022,940
                                                                                                                    ---------------
                       Investment income -- net ............................................                             52,217,414
                                                                                                                    ---------------
===================================================================================================================================
Realized & Unrealized Gain (Loss) -- Net
-----------------------------------------------------------------------------------------------------------------------------------
                       Realized gain (loss) on:
                          Investment -- net (including $947,897 from affiliates) ...........         (2,140,277)
                          In-kind redemption -- net ........................................        (16,386,872)
                          Financial futures contracts -- net ...............................          3,173,210         (15,353,939)
                                                                                                ---------------
                       Change in unrealized appreciation/depreciation on:
                          Investments -- net ...............................................        369,955,999
                          Financial futures contracts -- net ...............................            168,159         370,124,158
                                                                                                -----------------------------------
                       Total realized and unrealized gain -- net ...........................                            354,770,219
                                                                                                                    ---------------
                       Net Increase in Net Assets Resulting from Operations ................                        $   406,987,633
                                                                                                                    ===============

      See Notes to Financial Statements.


            BLACKROCK S&P 500 INDEX FUND        DECEMBER 31, 2006             23

Statements of Changes in Net Assets                  Master S&P 500 Index Series

                                                                                                        For the Year Ended
                                                                                                            December 31,
                                                                                                -----------------------------------
Increase (Decrease) in Net Assets:                                                                   2006                2005
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
                       Investment income -- net ............................................    $    52,217,414     $    55,659,094
                       Realized loss -- net ................................................        (15,353,939)        (28,863,106)
                       Change in unrealized appreciation/depreciation -- net ...............        370,124,158         121,726,035
                                                                                                -----------------------------------
                       Net increase in net assets resulting from operations ................        406,987,633         148,522,023
                                                                                                -----------------------------------
===================================================================================================================================
Capital Transactions
-----------------------------------------------------------------------------------------------------------------------------------
                       Proceeds from contributions .........................................        682,690,342         829,736,606
                       Fair value of withdrawals ...........................................     (1,224,826,445)       (970,867,967)
                                                                                                -----------------------------------
                       Net decrease in net assets derived from capital transactions ........       (542,136,103)       (141,131,361)
                                                                                                -----------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Total increase (decrease) in net assets .............................       (135,148,470)          7,390,662
                       Beginning of year ...................................................      2,945,781,727       2,938,391,065
                                                                                                -----------------------------------
                       End of year .........................................................    $ 2,810,633,257     $ 2,945,781,727
                                                                                                ===================================

                       See Notes to Financial Statements.


24       BLACKROCK S&P 500 INDEX FUND    DECEMBER 31, 2006

Financial Highlights                                 Master S&P 500 Index Series

                                                                                     For the Year Ended
                                                                                        December 31,
The following ratios have been derived                     -----------------------------------------------------------------------
from information provided in the financial statements.         2006           2005           2004           2003           2002
==================================================================================================================================
Total Investment Return
----------------------------------------------------------------------------------------------------------------------------------
                 Total investment return ..............          15.85%          4.96%         10.90%         28.70%        (22.22%)
                                                           =======================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                 Expenses .............................            .04%           .03%           .03%           .04%           .04%
                                                           =======================================================================
                 Investment income -- net .............           1.92%          1.84%          1.99%          1.76%          1.59%
                                                           =======================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                 Net assets, end of year (in thousands)    $ 2,810,633    $ 2,945,782    $ 2,938,391    $ 2,474,596    $ 1,726,705
                                                           =======================================================================
                 Portfolio turnover ...................           3.81%         10.80%          5.84%          3.60%          4.59%
                                                           =======================================================================

      See Notes to Financial Statements.


            BLACKROCK S&P 500 INDEX FUND        DECEMBER 31, 2006             25

Notes to Financial Statements                        Master S&P 500 Index Series

1. Significant Accounting Policies:

Master S&P 500 Index Series (the "Series"), a non-diversified investment company, is part of Quantitative Master Series Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Series, subject to certain limitations. The Series' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Series.

(a) Valuation of investments -- Equity securities that are held by the Series that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") markets, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC markets are valued at the last available asked price. Portfolio securities that are traded both in the OTC markets and on a stock exchange are valued according to the broadest and most representative market.

Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded on the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Series from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Series employs pricing services to provide certain securities prices for the Series. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Series, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Series are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Series' net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Manager, using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments -- The Series may engage in various portfolio investment strategies to provide liquidity or as a proxy for a direct investment in securities underlying the Series' index. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Series may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Series deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of


26       BLACKROCK S&P 500 INDEX FUND    DECEMBER 31, 2006

Notes to Financial Statements (continued)            Master S&P 500 Index Series

      the contract. Such receipts or payments are known as variation margin and are recorded by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Series may purchase and write call and put options. When the Series writes an option, an amount equal to the premium received by the Series is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

(c) Income taxes -- The Series is classified as a partnership for federal income tax purposes. As such, each investor in the Series is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no federal income tax provision is required. It is intended that the Series' assets will be managed so an investor in the Series can satisfy the requirements of Subchapter M of the Internal Revenue Code.

(d) Security transactions and investment income -- Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(e) Securities lending -- The Series may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Series and any additional required collateral is delivered to the Series on the next business day. Where the Series receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Series typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Series receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Series may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Series could experience delays and costs in gaining access to the collateral. The Series also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(f) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Fund's financial statements has not been determined.

2. Investment Advisory Agreement and Transactions with Affiliates:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM"), and its affiliates, including Fund Asset Management, L.P. ("FAM"),


            BLACKROCK S&P 500 INDEX FUND        DECEMBER 31, 2006             27

Notes to Financial Statements (concluded)            Master S&P 500 Index Series

with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On September 29, 2006, shareholders of the Investors of the Series approved a new Investment Advisory Agreement for the Trust with the Manager. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Trust and the Manager became effective on September 29, 2006. Prior to September 29, 2006, FAM was the Trust's Manager. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner.

The Manager is responsible for the management of the Series' investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Series. For such services, the Series pays a monthly fee at an annual rate of .005% of the average daily value of the Series' net assets. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a monthly fee that is a percentage of the management fee paid by the Series to the Manager.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of the Manager, or its affiliates. As of December 31, 2006, the Series lent securities with a value of $125,128,074 to MLPF&S or its affiliates. Pursuant to that order, the Trust has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, and MLIM, LLC was the Trust's securities lending agent. BIM may, on behalf of the Trust and the Series, invest cash collateral received by the Series for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the year ended December 31, 2006, BIM received $146,762 in securities lending agent fees.

Merrill Lynch Trust Company ("MLTC"), a wholly owned subsidiary of Merrill Lynch, is the Series' custodian.

For the year ended December 31, 2006, the Series reimbursed FAM and the Manager $46,244 and $12,366 respectively, for certain accounting services.

In addition, MLPF&S received $7 in commissions on the execution of portfolio security transactions for the Series for the year ended December 31, 2006.

Prior to September 29, 2006, certain officers and/or trustees of the Trust were officers and/or directors of FAM, PSI, Merrill Lynch, MLIM, MLTC, and/or MLIM, LLC.

Commencing September 29, 2006, certain officers and/or trustees of the Trust are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales (including in-kind redemptions), of investments excluding short-term securities, for the year ended December 31, 2006 were $103,280,875 and $640,871,714, respectively.

4. Short-Term Borrowings:

The Trust, on behalf of the Series, along with certain other funds managed by the Manager and its affiliates (or FAM and its affiliates), is a party to a $500,000,000 credit agreement with a group of lenders. The Series may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Series may borrow up to the maximum amount allowable under the Series' current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. On November 22, 2006, the credit agreement was renewed for one year under substantially the same terms. The Series pays a commitment fee of .06% per annum based on the Series' pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Series' election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Series did not borrow under the credit agreement during the year ended December 31, 2006.


28       BLACKROCK S&P 500 INDEX FUND    DECEMBER 31, 2006

Report of Independent Registered                     Master S&P 500 Index Series
Public Accounting Firm

To the Investors and Board of Trustees of Quantitative Master Series Trust:

We have audited the accompanying statement of assets and liabilities, including the summary schedule of investments, of Master S&P 500 Index Series, one of the portfolios constituting the Quantitative Master Series Trust (the "Trust"), as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master S&P 500 Index Series of the Quantitative Master Series Trust as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 26, 2007


            BLACKROCK S&P 500 INDEX FUND        DECEMBER 31, 2006             29

Disclosure of Investment Advisory Agreement

New BlackRock Investment Advisory Agreement -- Matters Considered by the Boards

The following disclosure appeared in the June 30, 2006 Semi-Annual Report of the Fund and the Series and is the discussion referred to in "New BlackRock Sub-Advisory Agreement -- Matters Considered by the Boards" and "Approvals to Correct Fee Schedules" below. The term "Investment Adviser" as used herein refers to Fund Asset Management, L.P.

Merrill Lynch S&P 500 Index Fund (the "Fund"), a series of Merrill Lynch Index Funds, Inc. (the "Corporation"), is a "feeder" fund that invests all of its assets in the Master S&P 500 Index Series (the "Series") of Quantitative Master Series Trust (the "Trust"), which has the same investment objectives and strategies as the Fund. All investments are made at the Series level.

In connection with the Transaction between Merrill Lynch and BlackRock, the Board of Trustees of the Trust (the "trustees") considered a new investment advisory agreement between the Trust, on behalf of Series, and BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"). If the Trust's New Investment Advisory Agreement is approved by shareholders, then that agreement will become effective upon the closing of the Transaction, which is expected in the third quarter of 2006.

In addition, in connection with the Transaction, the Board of Directors of the Corporation (the "directors") considered a new investment advisory agreement (together with the new advisory agreement for the Trust, the "New Investment Advisory Agreements") between the Corporation on behalf of the Fund and BlackRock Advisors. If the Fund's New Investment Advisory Agreement is approved by shareholders, then that agreement will become effective upon the closing of the Transaction. Under a contractual arrangement between the Corporation on behalf of the Fund and BlackRock Advisors, however, no management/advisory fee will be charged to the Fund under the Fund's New Investment Advisory Agreement so long as the Fund remains invested in the Series.

Each Board discussed the New Investment Advisory Agreements at telephonic and in-person meetings held during April and May 2006. Each Board, including the independent directors/trustees, approved the New Investment Advisory Agreements on May 8, 2006.

To assist each Board in its consideration of the New Investment Advisory Agreements, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent directors/trustees, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the New Investment Advisory Agreements. The additional information was provided in advance of the May 2006 meeting. In addition, the independent directors/trustees consulted with their counsel and counsel for the Corporation and the Trust on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to each Board's deliberations.

At the Board meetings, each Board discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund and the Series. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from each Board. Each Board also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent directors/trustees also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent directors/ trustees met in executive sessions with their counsel to consider the New Investment Advisory Agreements.

In connection with each Board's review of the New Investment Advisory Agreements, Merrill Lynch and/or BlackRock advised the Board about a variety of matters. The advice included the following, among other matters:

o that there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and Series and their shareholders by BlackRock Advisors, including compliance services;

o that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

o that the Fund and the Series should benefit from having access to BlackRock's state of the art technology and risk


30       BLACKROCK S&P 500 INDEX FUND    DECEMBER 31, 2006
      management analytic tools, including investment tools, provided under the BlackRock Solutions(R) brand name;

o that BlackRock has no present intention to alter any applicable expense waivers or reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of the Boards before making any changes;

o that BlackRock and Merrill Lynch will enter into an agreement, for an initial three-year period and automatically renewable from year to year thereafter, in connection with the Transaction under which Merrill Lynch-affiliated broker-dealers will continue to offer the Fund as an investment product;

o that BlackRock Advisors will have substantially the same access to the Merrill Lynch sales force when distributing shares of the Fund as is currently provided to the Investment Adviser and that other arrangements between the Investment Adviser and Merrill Lynch sales channels will be preserved;

o that the Fund will have access to BlackRock's network of third party brokers, retirement plan platforms and registered investment advisers;

o that in connection with the Transaction, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 Act (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and

o that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Fund or Series shareholders.

Each Board considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

o the potential benefits to Fund and the Series shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

o the potential for expanding distribution of Fund shares through improved access to third party distribution;

o the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

o     the compliance policies and procedures of BlackRock Advisors;

o the terms and conditions of the New Investment Advisory Agreements, including the fact that neither the schedule of the total advisory and administrative fees for the Fund nor the schedule of the total advisory fees of the Series will increase by virtue of either New Investment Advisory Agreement, but will remain the same;

o that each Board had earlier performed a full annual review of the investment advisory agreements currently in effect for the Series and Fund (the "Current Investment Advisory Agreements") as required by the 1940 Act and has determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund and the Series; and that the advisory and/or management fees paid by the Series, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the Investment Adviser in light of the services provided, the costs to the Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the Board has considered relevant in the exercise of its reasonable judgment; and

o that Merrill Lynch agreed to pay all expenses of the Fund and the Series in connection with each Board's consideration of the New Investment Advisory Agreements and related agreements and all costs of shareholder approval of the New Investment Advisory Agreements and as a result neither the Fund nor the Series would bear any costs in obtaining shareholder approval of the New Investment Advisory Agreements.

Certain of these considerations are discussed in more detail below.

In its review of the New Investment Advisory Agreements, each Board assessed the nature, scope and quality of the services to be provided to the Fund and the Series by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of


            BLACKROCK S&P 500 INDEX FUND        DECEMBER 31, 2006             31
fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreements, each Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund and the Series; (b) operating expenses of the Fund and the Series paid to third parties; (c) the resources devoted to and compliance reports relating to the investment objectives, policies and restrictions of the Fund and the Series, and their compliance with their Codes of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to the Board meetings to consider approval or renewal of the Current Investment Advisory Agreements, each Board had requested and received materials specifically relating to the Current Investment Advisory Agreements. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund and the Series as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the portfolio management team for the Series on investment strategies used by the Series during its most recent fiscal year; (c) information on the profitability to the Investment Adviser of the Current Investment Advisory Agreements and other payments received by the Investment Adviser and its affiliates from the Fund and the Series; and (d) information provided by the Investment Adviser concerning services related to the valuation and pricing of portfolio holdings of the Series, allocation of brokerage fees, portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund and the Series.

In its deliberations, each Board considered information received in connection with its most recent approval of the Current Investment Advisory Agreements, in addition to information provided by BlackRock and BlackRock Advisors in connection with its evaluation of the terms and conditions of the New Investment Advisory Agreements. The directors/ trustees did not identify any particular information that was all-important or controlling, and each director/trustee attributed different weights to the various factors. Each Board, including a majority of the independent directors/trustees, concluded that the terms of the New Investment Advisory Agreements are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund and the Series, and that the New Investment Advisory Agreements should be approved and recommended to shareholders.

Nature, Quality and Extent of Services Provided -- Each Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund and the Series, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. Each Board focused primarily on the Investment Adviser's investment advisory services and the investment performance of the Fund and the Series, but also considered certain areas in which both the Investment Adviser and the Fund/Series receive services as part of the Merrill Lynch complex. Each Board compared the performance of the Fund and the Series -- both including and excluding the effects of fees and expenses -- to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. While each Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreements, each Board considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of BlackRock Advisors and how it would affect the Fund and the Series; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund and the Series.

Each Board was given information with respect to the potential benefits to the Fund and the Series and their shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

Each Board was advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund and the Series will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. Each Board was advised that a revision of existing regulatory relief with respect to these restrictions was being sought from


32       BLACKROCK S&P 500 INDEX FUND    DECEMBER 31, 2006
the Securities and Exchange Commission and was advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.

Based on its review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, each Board determined that the nature and quality of services to be provided to the Fund and the Series under each New Investment Advisory Agreement were expected to be as good or better than that provided under the Current Investment Advisory Agreement of the Series. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. Each Board noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, each Board concluded that, overall, it was satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to the Fund/Series under the New Investment Advisory Agreement of the Series.

Costs of Services Provided and Profitability -- It was noted that, in conjunction with the recent review of the Current Investment Advisory Agreement of the Series, each Board had received, among other things, a report from Lipper comparing the fees, expenses and performance of the Fund and the Series to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. Each Board reviewed the contractual management fee rate and actual management fee rate of the Fund/Series as a percentage of total assets at common asset levels -- the actual rate includes advisory and the effects of any fee waivers and, for the Fund, administrative service fees -- compared to the other funds in its Lipper category. They also compared the total expenses of the Fund and the Series to those of other comparable funds. The information showed that the Fund and the Series had fees and expenses within the range of fees and expenses of comparable funds. Each Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those for the Fund and the Series. Each Board concluded that the management fee and fee rate and overall expense ratio of the Fund and the Series are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreements, each Board considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. Based on its review of the materials provided and the fact that each New Investment Advisory Agreement, as well as a new administrative agreement between the Corporation on behalf of the Fund and BlackRock Advisors as administrator, is substantially similar to its corresponding current agreement in all material respects, including the rate of compensation, each Board determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. Each Board noted that it was not possible to predict with certainty New BlackRock's future profitability from its relationship with the Fund and the Series.

Each Board discussed with BlackRock Advisors its general methodology to be used in determining New BlackRock's profitability with respect to its relationship with the Fund and the Series. Each Board noted that it expects to receive profitability information from New BlackRock on at least an annual basis and thus be in a position to evaluate whether any adjustments in fees and/or fee breakpoints of the Fund or Series would be appropriate.

Fees and Economies of Scale -- Each Board considered the extent to which economies of scale might be realized as the assets of the Fund and the Series increase and whether there should be changes in the management fee rate or structure in order to enable the Fund and the Series to participate in these economies of scale. Each Board determined that changes were not currently necessary and that the Fund and the Series appropriately participated in these economies of scale.

In reviewing the Transaction, each Board considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. Based on the fact that the New Investment Advisory Agreements and the new administrative agreement are substantially similar to the Current Investment Advisory Agreements and the current administrative agreement in all material respects, including the rates of compensation, each Board determined that as a result of the Transaction, neither the total advisory and administrative fees of the Fund nor the


            BLACKROCK S&P 500 INDEX FUND        DECEMBER 31, 2006             33

Disclosure of Investment Advisory Agreement (concluded)

total advisory fees of the Series would be higher than the fees under the Current Investment Advisory Agreements and administrative agreement. Each Board noted that in conjunction with its most recent deliberations concerning the Current Investment Advisory Agreements, the Board had determined that the total fees for advisory and administrative services for the Fund and the total fees for advisory services for the Series were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Current Investment Advisory Agreement of the Series, each Board had received, among other things, a report from Lipper comparing the fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser to other registered investment company clients for investment management services. Each Board concluded that, because the rate for advisory services for the Series and the rates for advisory and administrative services for the Fund would be no higher than current fee rates, the proposed management fee structures, including any fee waivers, were reasonable and that no additional changes were currently necessary.

Fall-Out Benefits -- In evaluating the fall-out benefits to be received by BlackRock Advisors under each New Investment Advisory Agreement, each Board considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreements. Based on its review of the materials provided, including materials received in connection with their most recent approval of each Current Investment Advisory Agreement, and its discussions with management of the Investment Adviser and BlackRock, each Board determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products and to obtain research services using portfolio transaction brokerage commissions. The Fund's Board also considered possible benefits stemming from the proposal that PFPC Financial Services, an affiliate of BlackRock, serve as transfer agent for the Fund following the Transaction. Each Board noted that any benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Investment Performance -- Each Board considered investment performance for the Fund and the Series. Each Board compared the performance of the Fund and the Series -- both including and excluding the effects of fees and expenses -- to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Series performance at various levels within the range of performance of comparable funds over different time periods. While each Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance over relatively long periods of time, typically three to five years. Each Board believed the performance of the Fund and the Series was satisfactory. Also, each Board took into account the investment performance of funds currently advised by BlackRock Advisors. Each Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. Each Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund and the Series.

Conclusion -- After the independent directors of the Corporation, on behalf of the Fund, and trustees of the Trust, on behalf of the Series, deliberated in executive session, each entire Board, including the independent directors/trustees, approved the New Investment Advisory Agreements, concluding that the advisory fee rates were reasonable in relation to the services provided and that the New Investment Advisory Agreements were in the best interests of the shareholders. In approving the New Investment Advisory Agreements, each Board noted that it anticipated reviewing the continuance of the agreements in advance of the expiration of the initial two-year period.

Contingent BlackRock Sub-Advisory Agreements -- Matters Considered by the Boards

At the telephonic and in-person meetings held during April and May 2006 at which each Board discussed and approved the New Investment Advisory Agreements, the Board of Directors of Merrill Lynch Index Funds, Inc. on behalf of the Fund, including the independent directors, and the Board of Trustees of the Trust on behalf of the Series, including the independent trustees, also discussed and approved contingent sub-advisory agreements (the "Contingent Sub-Advisory Agreements") between the Investment Adviser and BlackRock Advisors (the "BlackRock Sub-Adviser"). The Contingent Sub-Advisory Agreements are intended to ensure that the Fund and the Series operate with efficient portfolio management services until the closing of the Transaction, in the event that the Boards deem it necessary and in the best interests of the Fund and its shareholders, or the Series and its shareholders, that the


34       BLACKROCK S&P 500 INDEX FUND    DECEMBER 31, 2006

BlackRock Sub-Adviser assist in managing the operations of the Fund or the Series during the interim period until the closing of the Transaction. If shareholders approve the Contingent Sub-Advisory Agreements, they will take effect only upon recommendation from the Investment Adviser and upon subsequent approval of the Boards in the period up to the closing of the Transaction. The effectiveness of each Contingent Sub-Advisory Agreement, therefore, would be contingent on further Board approval after shareholders approve it. Pursuant to each Contingent Sub-Advisory Agreement, the BlackRock Sub-Adviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Adviser. The Investment Adviser would pay the BlackRock Sub-Adviser out of its own resources. There would be no increase in Fund or Series expenses as a result of either Contingent Sub-Advisory Agreement.

In making its approval at the May in-person meeting, each Board considered the Contingent Sub-Advisory Agreements in conjunction with the New Investment Advisory Agreements and reviewed the same information and factors discussed above. Each Board also considered in conjunction with the Contingent Sub-Advisory Agreements the necessity of ensuring that the Fund and the Series operate with effective management services until the closing of the Transaction. In reviewing the sub-advisory fee rate provided in each Contingent Sub-Advisory Agreement, each Board took note of the fact that both the Investment Adviser and the BlackRock Sub-Adviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of the operations and administration of the Fund/Series and the BlackRock Sub-Adviser would provide advisory services to the Fund/Series under each Contingent Sub-Advisory Agreement. Each Board also took into account the expected short duration of the term of any Contingent Sub-Advisory Agreement and the fact that total advisory fees paid by the Fund and the Series would not increase as a result of either Contingent Sub-Advisory Agreement. Under all of the circumstances, each Board concluded that it was a reasonable allocation of fees for the BlackRock Sub-Adviser to receive 50% of the advisory fee paid by the Fund or Series to the Investment Adviser.

After the independent directors/trustees deliberated in executive session, each entire Board, including the independent directors/trustees, approved each Contingent Sub-Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that the Contingent Sub-Advisory Agreement was in the best interests of shareholders.


            BLACKROCK S&P 500 INDEX FUND        DECEMBER 31, 2006             35

Disclosure of Sub-Advisory Agreement

New BlackRock Sub-Advisory Agreement -- Matters Considered by the Boards

At an in-person meeting held on August 16-17, 2006, the Board of Directors of BlackRock Index Funds, Inc. (the "Corporation") and the Board of Trustees of Quantitative Master Series Trust (the "Trust"), including the independent directors/trustees, discussed and approved the sub-advisory agreement with respect to the Series between BlackRock Advisors, LLC (previously organized as BlackRock Advisors, Inc.) ("BlackRock Advisors") and BlackRock Investment Management, LLC, an affiliate (the "Sub-Adviser") (the "BlackRock Sub-Advisory Agreement"). The BlackRock Sub-Advisory Agreement became effective on September 29, 2006, at the same time the new investment advisory agreement with BlackRock Advisors became effective.

Pursuant to the BlackRock Sub-Advisory Agreement, the Sub-Adviser receives a monthly fee from BlackRock Advisors at an annual rate equal to 74% of the advisory fee received by BlackRock Advisors from the Series. BlackRock Advisors pays the Sub-Adviser out of its own resources, and there is no increase in Fund or Series expenses as a result of the BlackRock Sub-Advisory Agreement.

In approving the BlackRock Sub-Advisory Agreement at the August in-person meeting, the Boards reviewed their considerations in connection with their approval of the New Investment Advisory Agreement in May 2006. The Boards relied on the same information and considered the same factors as those discussed above in connection with the approval of the New Investment Advisory Agreement. In reviewing the sub-advisory fee rate provided for in the BlackRock Sub-Advisory Agreement, the Boards noted the fact that both BlackRock Advisors and the Sub-Adviser have significant responsibilities under their respective advisory agreements. Under the New Investment Advisory Agreement, BlackRock Advisors remains responsible for the overall management of the Fund and the Series and for oversight of the Fund's and the Series' operations and administration. Under the BlackRock Sub-Advisory Agreement, the Sub-Adviser provides advisory services to the Series and is responsible for the day-to-day management of the Series' portfolio. The Boards also took into account the fact that there is no increase in total advisory fees paid by the Fund or the Series as a result of the BlackRock Sub-Advisory Agreement. Based on its considerations, each Board concluded that it was a reasonable allocation of fees for the Sub-Adviser to receive a fee at an annual rate equal to 74% of the advisory fee paid by the Series to BlackRock Advisors.

After the independent directors/trustees deliberated in executive session, the entire Board of the Corporation and the entire Board of the Trust, including the independent directors/trustees, approved the BlackRock Sub-Advisory Agreement, concluding that the sub-advisory fee was reasonable in relation to the services provided and that the BlackRock Sub-Advisory Agreement was in the best interests of Fund shareholders.

Approvals to Correct Fee Schedules

As discussed above, at a meeting on May 8, 2006, the Boards, including the independent directors/trustees, approved the New Investment Advisory Agreement between BlackRock Advisors and the Trust on behalf of the Series. The New Investment Advisory Agreement as approved by the Board contained an advisory fee schedule for the Series that was the same as the fee schedule set forth in the investment advisory agreements in effect for the Series and the Fund at that time (the "Current Investment Advisory Agreements"). At a shareholder meeting on August 15, 2006, the shareholders of the Fund approved a new investment advisory agreement between BlackRock Advisors and the Trust on behalf of the Series, but in a form that contained an incorrect advisory fee schedule for the Series. The proxy statement sent to Fund shareholders in connection with the shareholder meeting (the "Proxy Statement") stated in several places that the advisory fees payable by the Series under the New Investment Advisory Agreement would be the same as the fees payable under the Series' Current Investment Advisory Agreements. However, subsequent to the shareholder meeting, it was discovered that the advisory fee schedule for the Series was incorrectly presented in an appendix in the Proxy Statement as lower than the fee schedule then in effect.

At a September 22, 2006 meeting, the Board of the Trust considered ratification and approval of an investment advisory agreement between BlackRock Advisors and the Trust on behalf of the Series in the form approved by shareholders with the lower, incorrect advisory fee schedule. After discussion, the Trustees, and separately the non-interested trustees present in person at the meeting, ratified and approved an investment advisory agreement on behalf of the Series with the lower fee schedule that was approved by shareholders.


36       BLACKROCK S&P 500 INDEX FUND    DECEMBER 31, 2006

The Boards also discussed the BlackRock Sub-Advisory Agreement between BlackRock Advisors and BlackRock Investment Management, LLC with respect to the Series. The Boards reviewed and reaffirmed their considerations in connection with their approval of the BlackRock Sub-Advisory Agreement at the August 16-17, 2006 meeting. The Directors/Trustees, and separately the non-interested directors/trustees present, in person, at the meeting, then ratified and approved the BlackRock Sub-Advisory Agreement with respect to the Series as previously approved at the August 16-17, 2006 meeting.


            BLACKROCK S&P 500 INDEX FUND        DECEMBER 31, 2006             37

Officers and Directors/Trustees

                                                                                                       Number of
                                                                                                       Funds and
                                                                                                       Portfolios in  Other Public
                                                                                                       Fund Complex   Directorships
                           Position(s)  Length of                                                      Overseen by    Held by
                           Held with    Time                                                           Director/      Director/
Name        Address & Age  Fund/Trust   Served   Principal Occupation(s) During Past 5 Years           Trustee        Trustee
====================================================================================================================================
Interested Director/Trustee
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to  Vice Chairman and Director of BlackRock, Inc.,        122 Funds      None
Doll, Jr.*  Princeton, NJ  and          present  Global Chief Investment Officer for Equities,         168 Portfolios
            08543-9011     Director/             Chairman of the BlackRock Retail Operating
            Age: 52        Trustee               Committee, and member of the BlackRock Executive
                                                 Committee since 2006; President of the funds advised
                                                 by Merrill Lynch Investment Managers, L.P. ("MLIM")
                                                 and its affiliates ("MLIM/FAM-advised funds") from
                                                 2005 to 2006 and Chief Investment Officer thereof
                                                 from 2001 to 2006; President of MLIM and Fund Asset
                                                 Management, L.P. ("FAM") from 2001 to 2006; Co-Head
                                                 (Americas Region) thereof from 2000 to 2001 and
                                                 Senior Vice President from 1999 to 2001; President
                                                 and Director of Princeton Services, Inc. ("Princeton
                                                 Services") and President of Princeton
                                                 Administrators, L.P. ("Princeton Administrators")
                                                 from 2001 to 2006; Chief Investment Officer of
                                                 OppenheimerFunds, Inc. in 1999 and Executive Vice
                                                 President thereof from 1991 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            *  Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which
               BlackRock Advisors, LLC and its affiliates act as investment adviser. Mr. Doll is an "interested person," as described in the Investment Company Act, of the Fund based on his positions with BlackRock, Inc. and its affiliates.
               Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Directors/Trustees.
====================================================================================================================================
Independent Directors/Trustees*
------------------------------------------------------------------------------------------------------------------------------------
Donald W.   P.O. Box 9095  Director/    2002 to  Director, Ruckleshaus Institute and Haub School of    21 Funds       Knology, Inc.
Burton      Princeton, NJ  Trustee      present  Natural Resources at the University of Wyoming        38 Portfolios  (telecommuni-
            08543-9095                           since 2006; General Partner of The Burton                            cations),
            Age: 62                              Partnership, Limited Partnership (an investment                      Symbion, Inc.
                                                 partnership) since 1979; Managing General                            (health care),
                                                 Partner of The South Atlantic Venture Funds                          and Capital
                                                 since 1983; Member of the Investment Advisory                        Southwest
                                                 Council of the Florida State Board of Administration                 (financial)
                                                 since 2001.
------------------------------------------------------------------------------------------------------------------------------------


38       BLACKROCK S&P 500 INDEX FUND    DECEMBER 31, 2006

                                                                                                       Number of
                                                                                                       Funds and
                                                                                                       Portfolios in  Other Public
                                                                                                       Fund Complex   Directorships
                           Position(s)  Length of                                                      Overseen by    Held by
                           Held with    Time                                                           Director/      Director/
Name        Address & Age  Fund/Trust   Served   Principal Occupation(s) During Past 5 Years           Trustee        Trustee
====================================================================================================================================
Independent Directors/Trustees* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
John        P.O. Box 9095  Director/    2005 to  President and Chief Executive Officer of Allmerica    21 Funds       Cabot
Francis     Princeton, NJ  Trustee      present  Financial Corporation (financial services holding     38 Portfolios  Corporation
O'Brien     08543-9095                           company) from 1995 to 2002 and Director from                         (chemicals),
            Age: 63                              1995 to 2003; President of Allmerica Investment                      LKQ Corpora-
                                                 Management Co., Inc. (investment adviser) from                       tion (auto
                                                 1989 to 2002, Director from 1989 to 2002 and                         parts
                                                 Chairman of the Board from 1989 to 1990; President,                  manufacturing)
                                                 Chief Executive Officer and Director of First                        and TJX Com-
                                                 Allmerica Financial Life Insurance Company from 1989                 panies, Inc.
                                                 to 2002 and Director of various other Allmerica                      (retailer)
                                                 Financial companies until 2002; Director from 1989
                                                 to 2006, Member of the Governance Nominating
                                                 Committee from 2004 to 2006, Member of the
                                                 Compensation Committee from 1989 to 2006 and Member
                                                 of the Audit Committee from 1990 to 2004 of ABIOMED;
                                                 Director, Member of the Governance and Nomination
                                                 Committee and Member of the Audit Committee of Cabot
                                                 Corporation since 1990; Director and Member of the
                                                 Audit Committee and Compensation Committee of LKQ
                                                 Corporation since 2003; Lead Director of TJX
                                                 Companies, Inc. since 1996; Trustee of the Woods
                                                 Hole Oceanographic Institute since 2003; Director,
                                                 Ameresco, Inc. since 2006; Director, Boston Lyric
                                                 Opera since 2002.
------------------------------------------------------------------------------------------------------------------------------------
David H.    P.O. Box 9095  Director/    2003 to  Consultant with Putnam Investments from 1993          21 Funds       None
Walsh       Princeton, NJ  Trustee      present  to 2003, and employed in various capacities           38 Portfolios
            08543-9095                           therewith from 1973 to 1992; Director,
            Age: 65                              Massachusetts Audubon Society from 1990 to
                                                 1997; Director, The National Audubon Society
                                                 from 1998 to 2005; Director, The American
                                                 Museum of Fly Fishing since 1997.
------------------------------------------------------------------------------------------------------------------------------------
Fred G.     P.O. Box 9095  Director/    1998 to  Managing Director of FGW Associates since 1997;       21 Funds       Watson
Weiss **    Princeton, NJ  Trustee      present  Vice President, Planning, Investment and Devel-       38 Portfolios  Pharma-
            08543-9095                           opment of Warner Lambert Co. from 1979 to 1997;                      ceuticals,
            Age: 65                              Director of the Michael J. Fox Foundation for                        Inc. (pharma-
                                                 Parkinson's Research since 2000; Director of BTG                     ceutical
                                                 International Plc (a global technology                               company)
                                                 commercialization company) since 2001.
            ------------------------------------------------------------------------------------------------------------------------
            *  Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
            ** Chairman of the Board of Directors/Trustees and the Audit Committee.
------------------------------------------------------------------------------------------------------------------------------------

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund/Trust   Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund/Trust Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1997 to  Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill Lynch
Burke       Princeton, NJ  President    present  Investment Managers, L.P. ("MLIM") and Fund Asset Management, L.P. ("FAM") in 2006;
            08543-9011     and          and 1999 First Vice President of MLIM and FAM from 1997 to 2005 and Treasurer thereof from
            Age: 46        Treasurer    to       1999 to 2006; Vice President of MLIM and FAM from 1990 to 1997.
                                        present
------------------------------------------------------------------------------------------------------------------------------------
Debra L.    P.O. Box 9011  Vice         2005 to  Director of BlackRock, Inc. since 2006; Director of MLIM from 1999 to 2006.
Jelilian    Princeton, NJ  President    present
            08543-9011
            Age: 39
------------------------------------------------------------------------------------------------------------------------------------


            BLACKROCK S&P 500 INDEX FUND        DECEMBER 31, 2006             39

Officers and Directors/Trustees (concluded)

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund/Trust   Served            Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund/Trust Officers* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey L.  P.O. Box 9011  Vice         2005 to  Director of BlackRock, Inc. since 2006; Director of MLIM from 2004 to 2006; Vice
Russo       Princeton, NJ  President    present  President of MLIM from 1994 to 2004.
            08543-9011
            Age: 39
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Fund Chief   2004 to  Managing Director of BlackRock, Inc. and Fund Chief Compliance Officer since 2006;
Hiller      Princeton, NJ  Compliance   present  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
            08543-9011     Officer               Chief Compliance Officer of MLIM (Americas Region) from 2004 to 2006; Chief
            Age: 55                              Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at
                                                 Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
                                                 Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                                 Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance Officer
                                                 at Prudential Financial from 1995 to 2000; Senior Counsel in the Securities and
                                                 Exchange Commission's Division of Enforcement in Washington, D.C. from 1990 to
                                                 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director of BlackRock, Inc. since 2006; Director (Legal Advisory) of MLIM from 2002
Pellegrino  Princeton, NJ               present  to 2006; Vice President of MLIM from 1999 to 2002; Attorney associated with MLIM
            08543-9011                           from 1997 to 2006; Secretary of MLIM, FAM, FAM Distributors, Inc. and Princeton
            Age: 46                              Services from 2004 to 2006.
            ------------------------------------------------------------------------------------------------------------------------
            *  Officers of the Fund/Trust serve at the pleasure of the Board of Directors/Trustees.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Fund's Officers and Directors/Trustees is available in the Fund's Statement of Additional
            Information, which can be obtained without charge by calling 1-800-441-7762.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

Merrill Lynch Trust Company, FSB
1300 Merrill Lynch Drive
3rd Floor -- MSC 0303
Pennington, NJ 08534

Transfer Agent

PFPC Inc.
Wilmington, DE 19809


40       BLACKROCK S&P 500 INDEX FUND    DECEMBER 31, 2006

BlackRock Funds

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund's Web site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)    Access the BlackRock Web site at http://www.blackrock.com/edelivery

2)    Select eDelivery under the More Information section

3)    Log into your account

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.


            BLACKROCK S&P 500 INDEX FUND        DECEMBER 31, 2006             41

BlackRock Funds (concluded)

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Directors. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling
(800) 441-7762, or on the Web site of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how proxies relating to the Fund's voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30 is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's Forms N-Q are available on the Commission's Web site at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.


42       BLACKROCK S&P 500 INDEX FUND    DECEMBER 31, 2006

A World-Class Mutual Fund Family

BlackRock now offers an expanded lineup of open-end mutual funds. Our range includes more than 85 funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Portfolios

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio+
BlackRock Balanced Capital Fund+
BlackRock Basic Value Fund
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund+
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio*
BlackRock Global Science & Technology Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Global Technology Fund
BlackRock Global Value Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Investment Trust
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Capital Appreciation Portfolio
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Portfolios

BlackRock Bond Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Real Investment Fund
BlackRock Short-Term Bond Fund
BlackRock Total Return Portfolio
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Portfolios

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Money Market Portfolios

BlackRock Money Market Portfolio
BlackRock Municipal Money Market Portfolio@
BlackRock NC Municipal MM Portfolio@
BlackRock NJ Municipal MM Portfolio@
BlackRock OH Municipal MM Portfolio@
BlackRock PA Municipal MM Portfolio@
BlackRock Summit Cash Reserves Fund*
BlackRock U.S. Treasury MM Portfolio
BlackRock VA Municipal MM Portfolio@

* See the prospectus for information on specific limitations on investments in the fund.
+     Mixed asset fund.
@     Tax-exempt fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


            BLACKROCK S&P 500 INDEX FUND        DECEMBER 31, 2006             43

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

BlackRock Index Funds, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011


                                                                       BLACKROCK

                                                                  #Index 4-12/06

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Donald W. Burton, (2) Laurie Simon Hodrick (resigned as of May 1, 2006), (3) John
         F. O'Brien, (4) David H. Walsh and (5) Fred G. Weiss.

         The registrant's board of directors has determined that Laurie Simon Hodrick qualifies as a financial expert pursuant to Item 3(c)(4) of Form N-CSR.

         Ms. Hodrick has a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting. Ms. Hodrick earned a Ph.D. in economics and has taught courses in finance for over 15 years. Her M.B.A.-level course centers around the evaluation and analysis of firms' corporate financial statements. She has also taught in financial analysts' training programs. Ms. Hodrick has also worked with several prominent corporations in connection with the analysis of financial forecasts and projections and analysis of the financial statements of those companies, serving on the Financial Advisory Council of one of these major corporations. She has also served as the Treasurer and Finance Chair of a 501(c)(3) organization. Ms. Hodrick has published a number of articles in leading economic and financial journals and is the associate editor of two leading finance journals.

Item 4 - Principal Accountant Fees and Services

         BlackRock S&P 500 Index Fund of BlackRock Index Funds, Inc.
         (a) Audit Fees -         Fiscal Year Ending December 31, 2006 - $6,500
                                  Fiscal Year Ending December 31, 2005 - $6,500

         (b) Audit-Related Fees - Fiscal Year Ending December 31, 2006 - $0
                                  Fiscal Year Ending December 31, 2005 - $0

         (c) Tax Fees -           Fiscal Year Ending December 31, 2006 - $6,000
                                  Fiscal Year Ending December 31, 2005 - $5,700

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending December 31, 2006 - $0
                                  Fiscal Year Ending December 31, 2005 - $0

         Master S&P 500 Index Series of Quantitative Master Series Trust
         (a) Audit Fees -         Fiscal Year Ending December 31, 2006 - $35,500
                                  Fiscal Year Ending December 31, 2005 - $35,500

         (b) Audit-Related Fees - Fiscal Year Ending December 31, 2006 - $24,000
                                  Fiscal Year Ending December 31, 2005 - $21,600

         The nature of the services relate to 17f-2 custody counts.

         (c) Tax Fees -           Fiscal Year Ending December 31, 2006 - $17,000
                                  Fiscal Year Ending December 31, 2005 - $16,200

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending December 31, 2006 - $0
                                  Fiscal Year Ending December 31, 2005 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending December 31, 2006 - $3,071,450 Fiscal Year Ending December 31, 2005 - $5,577,771

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $1,739,500, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Attached hereto

Master S&P 500 Index Series of Quantitative Master Series Trust
Schedule of Investments as of December 31, 2006

                                                Shares
Industry                                          Held         Common Stocks                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
Aerospace & Defense - 2.3%                     172,420         Boeing Co.                                           $    15,317,793
                                                83,996         General Dynamics Corp.                                     6,245,103
                                                30,187         Goodrich Corp.                                             1,375,018
                                               171,677         Honeywell International, Inc.                              7,766,667
                                                23,874         L-3 Communications Holdings, Inc.                          1,952,416
                                                73,870         Lockheed Martin Corp.                                      6,801,211
                                                76,952         Northrop Grumman Corp.                                     5,209,650
                                                95,774         Raytheon Co.                                               5,056,867
                                                37,015         Rockwell Collins, Inc.                                     2,342,679
                                               220,196         United Technologies Corp.                                 13,766,654
                                                                                                                    ---------------
                                                                                                                         65,834,058
-----------------------------------------------------------------------------------------------------------------------------------
Air Freight & Logistics - 0.9%                  63,908         FedEx Corp.                                                6,941,687
                                               234,300         United Parcel Service, Inc. Class B (e)                   17,567,814
                                                                                                                    ---------------
                                                                                                                         24,509,501
-----------------------------------------------------------------------------------------------------------------------------------
Airlines - 0.1%                                163,995         Southwest Airlines Co.                                     2,512,403
-----------------------------------------------------------------------------------------------------------------------------------
Auto Components - 0.1%                          47,593         The Goodyear Tire & Rubber Co. (a)(e)                        998,977
                                                39,620         Johnson Controls, Inc.                                     3,404,150
                                                                                                                    ---------------
                                                                                                                          4,403,127
-----------------------------------------------------------------------------------------------------------------------------------
Automobiles - 0.4%                             393,999         Ford Motor Co. (e)                                         2,958,932
                                               125,106         General Motors Corp.                                       3,843,256
                                                54,259         Harley-Davidson, Inc.                                      3,823,632
                                                                                                                    ---------------
                                                                                                                         10,625,820
-----------------------------------------------------------------------------------------------------------------------------------
Beverages - 2.1%                               161,185         Anheuser-Busch Cos., Inc.                                  7,930,302
                                                20,588         Brown-Forman Corp. Class B                                 1,363,749
                                               441,928         The Coca-Cola Co.                                         21,323,026
                                                71,587         Coca-Cola Enterprises, Inc.                                1,461,807
                                                45,500         Constellation Brands, Inc. Class A (a)                     1,320,410
                                                12,783         Molson Coors Brewing Co. Class B                             977,133
                                                35,922         Pepsi Bottling Group, Inc.                                 1,110,349
                                               357,388         PepsiCo, Inc.                                             22,354,619
                                                                                                                    ---------------
                                                                                                                         57,841,395
-----------------------------------------------------------------------------------------------------------------------------------
Biotechnology - 1.3%                           253,747         Amgen, Inc. (a)                                           17,333,458
                                                75,340         Biogen Idec, Inc. (a)                                      3,705,975
                                                75,336         Celgene Corp. (a)                                          4,334,080
                                                54,080         Genzyme Corp. (a)                                          3,330,246
                                                95,600         Gilead Sciences, Inc. (a)                                  6,207,308
                                                56,852         Medimmune, Inc. (a)                                        1,840,299
                                                                                                                    ---------------
                                                                                                                         36,751,366
-----------------------------------------------------------------------------------------------------------------------------------
Building Products - 0.2%                        42,900         American Standard Cos., Inc.                               1,966,965
                                                92,779         Masco Corp. (e)                                            2,771,309
                                                                                                                    ---------------
                                                                                                                          4,738,274
-----------------------------------------------------------------------------------------------------------------------------------
Capital Markets - 3.8%                          56,776         Ameriprise Financial, Inc.                                 3,094,292
                                               162,495         The Bank of New York Co., Inc.                             6,397,428
                                                24,311         The Bear Stearns Cos., Inc.                                3,957,345
                                               235,268         The Charles Schwab Corp.                                   4,550,083

Master S&P 500 Index Series of Quantitative Master Series Trust
Schedule of Investments as of December 31, 2006

                                                Shares
Industry                                          Held         Common Stocks                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                86,100         E*Trade Financial Corp. (a)                          $     1,930,362
                                                20,700         Federated Investors, Inc. Class B                            699,246
                                                35,786         Franklin Resources, Inc.                                   3,942,544
                                                94,300         Goldman Sachs Group, Inc. (e)                             18,798,705
                                                49,505         Janus Capital Group, Inc.                                  1,068,813
                                                29,900         Legg Mason, Inc.                                           2,841,995
                                               115,556         Lehman Brothers Holdings, Inc.                             9,027,235
                                                87,016         Mellon Financial Corp. (e)                                 3,667,724
                                               192,167         Merrill Lynch & Co., Inc. (b)                             17,890,748
                                               234,498         Morgan Stanley                                            19,095,172
                                                44,727         Northern Trust Corp.                                       2,714,482
                                                76,023         State Street Corp.                                         5,126,991
                                                52,948         T. Rowe Price Group, Inc.                                  2,317,534
                                                                                                                    ---------------
                                                                                                                        107,120,699
-----------------------------------------------------------------------------------------------------------------------------------
Chemicals - 1.5%                                46,547         Air Products & Chemicals, Inc.                             3,271,323
                                                16,858         Ashland, Inc.                                              1,166,236
                                               207,976         The Dow Chemical Co.                                       8,306,561
                                               193,173         E.I. du Pont de Nemours & Co.                              9,409,457
                                                19,550         Eastman Chemical Co.                                       1,159,511
                                                44,814         Ecolab, Inc.                                               2,025,593
                                                21,359         Hercules, Inc. (a)                                           412,442
                                                19,096         International Flavors & Fragrances, Inc.                     938,759
                                               119,554         Monsanto Co.                                               6,280,172
                                                35,787         PPG Industries, Inc.                                       2,297,883
                                                68,146         Praxair, Inc.                                              4,043,102
                                                36,603         Rohm & Haas Co.                                            1,871,145
                                                15,223         Sigma-Aldrich Corp.                                        1,183,132
                                                                                                                    ---------------
                                                                                                                         42,365,316
-----------------------------------------------------------------------------------------------------------------------------------
Commercial Banks - 4.1%                        118,100         BB&T Corp. (e)                                             5,188,133
                                                39,691         Comerica, Inc.                                             2,329,068
                                                34,300         Commerce Bancorp, Inc.                                     1,209,761
                                                27,002         Compass Bancshares, Inc.                                   1,610,669
                                               123,056         Fifth Third Bancorp (e)                                    5,036,682
                                                33,100         First Horizon National Corp.                               1,382,918
                                                54,029         Huntington Bancshares, Inc. (e)                            1,283,189
                                                90,510         KeyCorp                                                    3,442,095
                                                19,100         M&T Bank Corp.                                             2,333,256
                                                49,500         Marshall & Ilsley Corp. (e)                                2,381,445
                                               123,456         National City Corp. (e)                                    4,513,551
                                                67,468         PNC Financial Services Group, Inc. (b)(e)                  4,995,331
                                               155,823         Regions Financial Corp.                                    5,827,780
                                                75,599         SunTrust Banks, Inc.                                       6,384,336
                                                61,351         Synovus Financial Corp.                                    1,891,451
                                               385,265         U.S. Bancorp (e)                                          13,942,740
                                               420,718         Wachovia Corp. (e)                                        23,959,890
                                               729,944         Wells Fargo & Co.                                         25,956,809
                                                19,702         Zions Bancorp.                                             1,624,233
                                                                                                                    ---------------
                                                                                                                        115,293,337

Master S&P 500 Index Series of Quantitative Master Series Trust
Schedule of Investments as of December 31, 2006

                                                Shares
Industry                                          Held         Common Stocks                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
Commercial Services & Supplies - 0.5%           55,678         Allied Waste Industries, Inc. (a)                    $       684,283
                                                22,458         Avery Dennison Corp.                                       1,525,572
                                                35,002         Cintas Corp.                                               1,389,929
                                                29,002         Equifax, Inc.                                              1,177,481
                                                24,239         Monster Worldwide, Inc. (a)                                1,130,507
                                                48,482         Pitney Bowes, Inc.                                         2,239,384
                                                41,795         RR Donnelley & Sons Co.                                    1,485,394
                                                35,811         Robert Half International, Inc.                            1,329,304
                                               114,014         Waste Management, Inc.                                     4,192,295
                                                                                                                    ---------------
                                                                                                                         15,154,149
-----------------------------------------------------------------------------------------------------------------------------------
Communications Equipment - 2.7%                 22,465         ADC Telecommunications, Inc. (a)                             326,417
                                                98,682         Avaya, Inc. (a)                                            1,379,574
                                                16,670         Ciena Corp. (a)                                              461,926
                                             1,323,271         Cisco Systems, Inc. (a)(e)                                36,164,996
                                                44,143         Comverse Technology, Inc. (a)                                931,859
                                               341,475         Corning, Inc. (a)                                          6,388,997
                                                42,923         JDS Uniphase Corp. (a)                                       715,097
                                               128,700         Juniper Networks, Inc. (a)                                 2,437,578
                                               538,369         Motorola, Inc.                                            11,068,867
                                               361,460         QUALCOMM, Inc.                                            13,659,573
                                               108,487         Tellabs, Inc. (a)                                          1,113,077
                                                                                                                    ---------------
                                                                                                                         74,647,961
-----------------------------------------------------------------------------------------------------------------------------------
Computers & Peripherals - 3.7%                 185,534         Apple Computer, Inc. (a)                                  15,740,705
                                               484,616         Dell, Inc. (a)                                            12,159,015
                                               496,354         EMC Corp. (a)(e)                                           6,551,873
                                               599,517         Hewlett-Packard Co.                                       24,694,105
                                               333,167         International Business Machines Corp.                     32,367,174
                                                20,439         Lexmark International, Inc. Class A (a)                    1,496,135
                                                38,536         NCR Corp. (a)                                              1,647,799
                                                84,921         Network Appliance, Inc. (a)                                3,335,697
                                                42,016         QLogic Corp. (a)                                             920,991
                                                40,000         Sandisk Corp. (a)                                          1,721,200
                                               735,056         Sun Microsystems, Inc. (a)                                 3,984,004
                                                                                                                    ---------------
                                                                                                                        104,618,698
-----------------------------------------------------------------------------------------------------------------------------------
Construction & Engineering - 0.0%               17,161         Fluor Corp.                                                1,401,196
-----------------------------------------------------------------------------------------------------------------------------------
Construction Materials - 0.1%                   20,647         Vulcan Materials Co.                                       1,855,546
-----------------------------------------------------------------------------------------------------------------------------------
Consumer Finance - 1.0%                        266,084         American Express Co.                                      16,143,316
                                                87,767         Capital One Financial Corp.                                6,742,261
                                                91,830         SLM Corp.                                                  4,478,549
                                                                                                                    ---------------
                                                                                                                         27,364,126
-----------------------------------------------------------------------------------------------------------------------------------
Containers & Packaging - 0.2%                   23,760         Ball Corp.                                                 1,035,936
                                                22,136         Bemis Co.                                                    752,181
                                                32,425         Pactiv Corp. (a)                                           1,157,248
                                                17,869         Sealed Air Corp.                                           1,160,055
                                                28,506         Temple-Inland, Inc.                                        1,312,131
                                                                                                                    ---------------
                                                                                                                          5,417,551

Master S&P 500 Index Series of Quantitative Master Series Trust
Schedule of Investments as of December 31, 2006

                                                Shares
Industry                                          Held         Common Stocks                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
Distributors - 0.1%                             36,714         Genuine Parts Co.                                    $     1,741,345
-----------------------------------------------------------------------------------------------------------------------------------
Diversified Consumer Services - 0.1%            28,200         Apollo Group, Inc. Class A (a)                             1,098,954
                                                78,070         H&R Block, Inc. (e)                                        1,798,733
                                                                                                                    ---------------
                                                                                                                          2,897,687
-----------------------------------------------------------------------------------------------------------------------------------
Diversified Financial Services - 5.6%          983,934         Bank of America Corp.                                     52,532,236
                                                46,500         CIT Group, Inc.                                            2,593,305
                                                 7,300         Chicago Mercantile Exchange Holdings, Inc.                 3,721,175
                                             1,071,936         Citigroup, Inc.                                           59,706,835
                                               755,056         JPMorgan Chase & Co.                                      36,469,205
                                                54,180         Moody's Corp.                                              3,741,671
                                                                                                                    ---------------
                                                                                                                        158,764,427
-----------------------------------------------------------------------------------------------------------------------------------
Diversified Telecommunication                  847,035         AT&T, Inc. (e)                                            30,281,501
Services - 2.9%                                396,334         BellSouth Corp.                                           18,671,295
                                                27,377         CenturyTel, Inc.                                           1,195,280
                                                85,318         Citizens Communications Co.                                1,226,020
                                                28,475         Embarq Corp.                                               1,496,646
                                               348,445         Qwest Communications International Inc. (a)                2,916,485
                                               629,028         Verizon Communications, Inc.                              23,425,003
                                                92,680         Windstream Corp.                                           1,317,910
                                                                                                                    ---------------
                                                                                                                         80,530,140
-----------------------------------------------------------------------------------------------------------------------------------
Electric Utilities - 1.5%                       32,320         Allegheny Energy, Inc. (a)                                 1,483,811
                                                92,320         American Electric Power Co., Inc.                          3,930,986
                                                69,699         Edison International                                       3,169,911
                                                41,755         Entergy Corp.                                              3,854,822
                                               148,528         Exelon Corp.                                               9,192,398
                                                93,214         FPL Group, Inc.                                            5,072,706
                                                66,616         FirstEnergy Corp.                                          4,016,945
                                                78,164         PPL Corp.                                                  2,801,398
                                                18,732         Pinnacle West Capital Corp.                                  949,525
                                                60,626         Progress Energy, Inc.                                      2,975,524
                                               161,223         The Southern Co.                                           5,942,680
                                                                                                                    ---------------
                                                                                                                         43,390,706
-----------------------------------------------------------------------------------------------------------------------------------
Electrical Equipment - 0.5%                     41,544         American Power Conversion Corp.                            1,270,831
                                                19,152         Cooper Industries Ltd. Class A                             1,731,915
                                               181,696         Emerson Electric Co.                                       8,007,343
                                                37,915         Rockwell Automation, Inc.                                  2,315,848
                                                                                                                    ---------------
                                                                                                                         13,325,937
-----------------------------------------------------------------------------------------------------------------------------------
Electronic Equipment & Instruments - 0.3%       93,554         Agilent Technologies, Inc. (a)                             3,260,357
                                                34,764         Jabil Circuit, Inc.                                          853,456
                                                35,762         Molex, Inc. (e)                                            1,131,152
                                               134,863         Sanmina-SCI Corp. (a)                                        465,277
                                               185,312         Solectron Corp. (a)                                          596,705
                                                51,100         Symbol Technologies, Inc.                                    763,434
                                                18,636         Tektronix, Inc.                                              543,612
                                                                                                                    ---------------
                                                                                                                          7,613,993

Master S&P 500 Index Series of Quantitative Master Series Trust
Schedule of Investments as of December 31, 2006

                                                Shares
Industry                                          Held         Common Stocks                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
Energy Equipment & Services - 1.7%              63,700         BJ Services Co.                                      $     1,867,684
                                                70,044         Baker Hughes, Inc. (e)                                     5,229,485
                                               224,008         Halliburton Co.                                            6,955,448
                                                61,530         Nabors Industries Ltd. (a)                                 1,832,364
                                                36,636         National Oilwell Varco, Inc. (a)                           2,241,390
                                                26,579         Noble Corp. (e)                                            2,023,991
                                                27,772         Rowan Cos., Inc.                                             922,030
                                               258,608         Schlumberger Ltd. (e)                                     16,333,681
                                                42,600         Smith International, Inc.                                  1,749,582
                                                66,541         Transocean, Inc. (a)(e)                                    5,382,502
                                                79,500         Weatherford International Ltd. (a)                         3,322,305
                                                                                                                    ---------------
                                                                                                                         47,860,462
-----------------------------------------------------------------------------------------------------------------------------------
Food & Staples Retailing - 2.1%                180,936         CVS Corp.                                                  5,592,732
                                                97,224         Costco Wholesale Corp.                                     5,140,233
                                               155,624         The Kroger Co.                                             3,590,246
                                                39,332         SUPERVALU Inc.                                             1,406,119
                                               127,100         SYSCO Corp. (e)                                            4,672,196
                                                90,458         Safeway, Inc.                                              3,126,228
                                               536,855         Wal-Mart Stores, Inc. (e)                                 24,791,964
                                               213,424         Walgreen Co.                                               9,794,027
                                                27,800         Whole Foods Market, Inc.                                   1,304,654
                                                                                                                    ---------------
                                                                                                                         59,418,399
-----------------------------------------------------------------------------------------------------------------------------------
Food Products - 1.1%                           140,634         Archer Daniels Midland Co.                                 4,494,663
                                                47,135         Campbell Soup Co.                                          1,833,080
                                               103,378         ConAgra Foods, Inc.                                        2,791,206
                                                30,500         Dean Foods Co. (a)                                         1,289,540
                                                71,760         General Mills, Inc.                                        4,133,376
                                                65,836         HJ Heinz Co.                                               2,963,278
                                                43,256         The Hershey Co. (e)                                        2,154,149
                                                57,965         Kellogg Co. (e)                                            2,901,728
                                                28,600         McCormick & Co., Inc.                                      1,102,816
                                               164,541         Sara Lee Corp.                                             2,802,133
                                                58,000         Tyson Foods, Inc. Class A                                    954,100
                                                51,912         Wm. Wrigley Jr. Co. (e)                                    2,684,889
                                                                                                                    ---------------
                                                                                                                         30,104,958
-----------------------------------------------------------------------------------------------------------------------------------
Gas Utilities - 0.1%                             9,054         Nicor, Inc.                                                  423,727
                                                 7,804         Peoples Energy Corp.                                         347,824
                                                18,600         Questar Corp.                                              1,544,730
                                                                                                                    ---------------
                                                                                                                          2,316,281
-----------------------------------------------------------------------------------------------------------------------------------
Health Care Equipment & Supplies - 1.6%          9,287         Bausch & Lomb, Inc.                                          483,481
                                               136,627         Baxter International, Inc.                                 6,338,127
                                                52,795         Becton Dickinson & Co.                                     3,703,569
                                                58,635         Biomet, Inc.                                               2,419,866
                                               256,971         Boston Scientific Corp. (a)                                4,414,762
                                                25,218         CR Bard, Inc. (e)                                          2,092,337
                                                32,411         Hospira, Inc. (a)                                          1,088,361
                                               249,840         Medtronic, Inc. (e)                                       13,368,938
                                                73,788         St. Jude Medical, Inc. (a)                                 2,697,689

Master S&P 500 Index Series of Quantitative Master Series Trust
Schedule of Investments as of December 31, 2006

                                                Shares
Industry                                          Held         Common Stocks                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                67,610         Stryker Corp.                                        $     3,725,987
                                                50,877         Zimmer Holdings, Inc. (a)                                  3,987,739
                                                                                                                    ---------------
                                                                                                                         44,320,856
-----------------------------------------------------------------------------------------------------------------------------------
Health Care Providers & Services - 2.4%        118,468         Aetna, Inc.                                                5,115,448
                                                48,286         AmerisourceBergen Corp.                                    2,170,939
                                                91,591         Cardinal Health, Inc.                                      5,901,208
                                                94,135         Caremark Rx, Inc.                                          5,376,050
                                                22,796         Cigna Corp.                                                2,999,270
                                                37,900         Coventry Health Care, Inc. (a)                             1,896,895
                                                27,400         Express Scripts, Inc. (a)                                  1,961,840
                                                59,400         Health Management Associates, Inc. Class A                 1,253,934
                                                33,104         Humana, Inc. (a)                                           1,830,982
                                                28,900         Laboratory Corp. of America Holdings (a)                   2,123,283
                                                13,504         Manor Care, Inc.                                             633,608
                                                67,484         McKesson Corp.                                             3,421,439
                                                66,501         Medco Health Solutions, Inc. (a)                           3,553,813
                                                31,600         Patterson Cos., Inc. (a)                                   1,122,116
                                                38,500         Quest Diagnostics, Inc. (e)                                2,040,500
                                                97,737         Tenet Healthcare Corp. (a)                                   681,227
                                               291,956         UnitedHealth Group, Inc.                                  15,686,796
                                               134,184         WellPoint, Inc. (a)                                       10,558,939
                                                                                                                    ---------------
                                                                                                                         68,328,287
-----------------------------------------------------------------------------------------------------------------------------------
Health Care Technology - 0.0%                   44,540         IMS Health, Inc. (e)                                       1,223,959
-----------------------------------------------------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure - 1.6%            91,680         Carnival Corp.                                             4,496,904
                                                33,007         Darden Restaurants, Inc.                                   1,325,891
                                                36,830         Harrah's Entertainment, Inc.                               3,046,578
                                                79,031         Hilton Hotels Corp.                                        2,758,182
                                                77,920         International Game Technology (e)                          3,599,904
                                                76,554         Marriott International, Inc. Class A                       3,653,157
                                               264,218         McDonald's Corp.                                          11,712,784
                                               158,624         Starbucks Corp. (a)                                        5,618,462
                                                43,468         Starwood Hotels & Resorts Worldwide, Inc.                  2,716,750
                                                22,072         Wendy's International, Inc.                                  730,362
                                                45,625         Wyndham Worldwide Corp. (a)                                1,460,913
                                                56,034         Yum! Brands, Inc.                                          3,294,799
                                                                                                                    ---------------
                                                                                                                         44,414,686
-----------------------------------------------------------------------------------------------------------------------------------
Household Durables - 0.6%                       13,742         Black & Decker Corp.                                       1,098,948
                                                28,468         Centex Corp.                                               1,601,894
                                                59,600         DR Horton, Inc.                                            1,578,804
                                                30,715         Fortune Brands, Inc. (e)                                   2,622,754
                                                14,900         Harman International Industries, Inc.                      1,488,659
                                                14,522         KB Home                                                      744,688
                                                40,316         Leggett & Platt, Inc.                                        963,552
                                                33,322         Lennar Corp. Class A                                       1,748,072
                                                56,754         Newell Rubbermaid, Inc.                                    1,643,028
                                                50,072         Pulte Homes, Inc.                                          1,658,385
                                                12,252         Snap-On, Inc.                                                583,685

Master S&P 500 Index Series of Quantitative Master Series Trust
Schedule of Investments as of December 31, 2006

                                                Shares
Industry                                          Held         Common Stocks                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                16,743         The Stanley Works                                    $       842,005
                                                14,581         Whirlpool Corp.                                            1,210,515
                                                                                                                    ---------------
                                                                                                                         17,784,989
-----------------------------------------------------------------------------------------------------------------------------------
Household Products - 2.1%                       36,298         Clorox Co.                                                 2,328,517
                                               107,581         Colgate-Palmolive Co.                                      7,018,584
                                                95,123         Kimberly-Clark Corp.                                       6,463,608
                                               692,764         The Procter & Gamble Co.                                  44,523,942
                                                                                                                    ---------------
                                                                                                                         60,334,651
-----------------------------------------------------------------------------------------------------------------------------------
IT Services - 1.1%                              22,700         Affiliated Computer Services, Inc. Class A (a)             1,108,668
                                               125,780         Automatic Data Processing, Inc. (e)                        6,194,665
                                                29,700         Cognizant Technology Solutions Corp. (a)                   2,291,652
                                                37,650         Computer Sciences Corp. (a)                                2,009,381
                                                30,514         Convergys Corp. (a)                                          725,623
                                               110,887         Electronic Data Systems Corp.                              3,054,937
                                                35,400         Fidelity National Information Services, Inc.               1,419,186
                                               163,600         First Data Corp.                                           4,175,072
                                                42,992         Fiserv, Inc. (a)                                           2,253,641
                                                77,558         Paychex, Inc.                                              3,066,643
                                                28,973         Sabre Holdings Corp. Class A                                 923,949
                                                68,782         Unisys Corp. (a)                                             539,251
                                               163,600         The Western Union Co.                                      3,667,912
                                                                                                                    ---------------
                                                                                                                         31,430,580
-----------------------------------------------------------------------------------------------------------------------------------
Independent Power Producers &                  139,260         The AES Corp. (a)                                          3,069,291
Energy Traders - 0.4%                           42,349         Constellation Energy Group, Inc.                           2,916,576
                                                92,666         Dynegy, Inc. Class A (a)                                     670,902
                                                97,644         TXU Corp.                                                  5,293,281
                                                                                                                    ---------------
                                                                                                                         11,950,050
-----------------------------------------------------------------------------------------------------------------------------------
Industrial Conglomerates - 4.0%                163,288         3M Co.                                                    12,725,034
                                             2,242,081         General Electric Co.                                      83,427,834
                                                26,714         Textron, Inc.                                              2,504,972
                                               445,125         Tyco International Ltd.                                   13,531,800
                                                                                                                    ---------------
                                                                                                                        112,189,640
-----------------------------------------------------------------------------------------------------------------------------------
Insurance - 4.8%                                66,210         ACE Ltd.                                                   4,010,340
                                                22,166         AMBAC Financial Group, Inc.                                1,974,326
                                                67,285         AON Corp. (e)                                              2,377,852
                                               108,399         Aflac, Inc.                                                4,986,354
                                               132,344         The Allstate Corp.                                         8,616,918
                                               563,307         American International Group, Inc.                        40,366,580
                                                86,806         Chubb Corp.                                                4,592,905
                                                37,091         Cincinnati Financial Corp.                                 1,680,593
                                                91,000         Genworth Financial, Inc. Class A                           3,113,110
                                                65,325         Hartford Financial Services Group, Inc. (e)                6,095,476
                                                66,416         Lincoln National Corp.                                     4,410,022
                                                94,670         Loews Corp.                                                3,925,965
                                                33,445         MBIA, Inc.                                                 2,443,492
                                               118,298         Marsh & McLennan Cos., Inc.                                3,627,017
                                               166,642         MetLife, Inc. (e)                                          9,833,544

Master S&P 500 Index Series of Quantitative Master Series Trust
Schedule of Investments as of December 31, 2006

                                                Shares
Industry                                          Held         Common Stocks                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                63,400         Principal Financial Group, Inc.                      $     3,721,580
                                               171,000         The Progressive Corp.                                      4,141,620
                                               102,400         Prudential Financial, Inc.                                 8,792,064
                                                29,822         Safeco Corp.                                               1,865,366
                                               149,927         The St. Paul Travelers Cos., Inc.                          8,049,581
                                                23,556         Torchmark Corp.                                            1,501,931
                                                65,967         UnumProvident Corp.                                        1,370,794
                                                35,105         XL Capital Ltd. Class A                                    2,528,262
                                                                                                                    ---------------
                                                                                                                        134,025,692
-----------------------------------------------------------------------------------------------------------------------------------
Internet & Catalog Retail - 0.2%                63,600         Amazon.com, Inc. (a)(e)                                    2,509,656
                                                48,500         IAC/InterActiveCorp (a)                                    1,802,260
                                                                                                                    ---------------
                                                                                                                          4,311,916
-----------------------------------------------------------------------------------------------------------------------------------
Internet Software & Services - 1.3%            249,500         eBay, Inc. (a)(e)                                          7,502,465
                                                46,170         Google, Inc. Class A (a)                                  21,260,362
                                                58,400         VeriSign, Inc. (a)                                         1,404,520
                                               274,760         Yahoo!, Inc. (a)                                           7,017,370
                                                                                                                    ---------------
                                                                                                                         37,184,717
-----------------------------------------------------------------------------------------------------------------------------------
Leisure Equipment & Products - 0.2%             19,264         Brunswick Corp.                                              614,522
                                                68,653         Eastman Kodak Co. (e)                                      1,771,247
                                                36,794         Hasbro, Inc.                                               1,002,637
                                                82,934         Mattel, Inc.                                               1,879,284
                                                                                                                    ---------------
                                                                                                                          5,267,690
-----------------------------------------------------------------------------------------------------------------------------------
Life Sciences Tools & Services - 0.3%           42,755         Applera Corp. - Applied Biosystems Group                   1,568,681
                                                 9,055         Millipore Corp. (a)                                          603,063
                                                22,784         PerkinElmer, Inc.                                            506,488
                                                93,757         Thermo Electron Corp. (a)                                  4,246,255
                                                25,120         Waters Corp. (a)                                           1,230,126
                                                                                                                    ---------------
                                                                                                                          8,154,613
-----------------------------------------------------------------------------------------------------------------------------------
Machinery - 1.4%                               140,988         Caterpillar, Inc.                                          8,646,794
                                                 9,909         Cummins, Inc.                                              1,171,046
                                                52,550         Danaher Corp. (e)                                          3,806,722
                                                47,998         Deere & Co.                                                4,563,170
                                                42,659         Dover Corp.                                                2,091,144
                                                35,750         Eaton Corp.                                                2,686,255
                                                38,292         ITT Corp.                                                  2,175,751
                                                85,842         Illinois Tool Works, Inc. (e)                              3,965,042
                                                75,396         Ingersoll-Rand Co. Class A                                 2,950,246
                                                53,961         PACCAR, Inc. (e)                                           3,502,069
                                                25,903         Pall Corp.                                                   894,949
                                                26,588         Parker Hannifin Corp.                                      2,044,085
                                                22,300         Terex Corp. (a)                                            1,440,134
                                                                                                                    ---------------
                                                                                                                         39,937,407
-----------------------------------------------------------------------------------------------------------------------------------
Media - 3.7%                                   159,781         CBS Corp. Class B                                          4,981,972
                                               115,954         Clear Channel Communications, Inc.                         4,121,005
                                               403,943         Comcast Corp. Class A (a)                                 17,098,907
                                                49,905         Comcast Corp. Special Class A (a)(e)                       2,090,021

Master S&P 500 Index Series of Quantitative Master Series Trust
Schedule of Investments as of December 31, 2006

                                                Shares
Industry                                          Held         Common Stocks                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
                                               169,100         The DIRECTV Group, Inc. (a)                          $     4,217,354
                                                16,719         Dow Jones & Co., Inc. (e)                                    635,322
                                                18,700         EW Scripps Co. Class A                                       933,878
                                                47,179         Gannett Co., Inc.                                          2,852,442
                                                84,930         Interpublic Group of Cos., Inc. (a)                        1,039,543
                                                79,716         The McGraw-Hill Cos., Inc.                                 5,422,282
                                                10,421         Meredith Corp.                                               587,223
                                                30,847         New York Times Co. Class A (e)                               751,433
                                               519,200         News Corp. Class A (e)                                    11,152,416
                                                34,797         Omnicom Group                                              3,637,678
                                               881,484         Time Warner, Inc.                                         19,198,722
                                                40,942         Tribune Co.                                                1,260,195
                                                54,371         Univision Communications, Inc. Class A (a)                 1,925,821
                                               161,281         Viacom, Inc. Class B (a)                                   6,617,359
                                               461,947         Walt Disney Co. (e)                                       15,830,924
                                                                                                                    ---------------
                                                                                                                        104,354,497
-----------------------------------------------------------------------------------------------------------------------------------
Metals & Mining - 0.9%                         186,445         Alcoa, Inc.                                                5,595,214
                                                20,628         Allegheny Technologies, Inc.                               1,870,547
                                                40,134         Freeport-McMoRan Copper & Gold, Inc. Class B               2,236,668
                                                92,686         Newmont Mining Corp.                                       4,184,773
                                                68,664         Nucor Corp.                                                3,753,174
                                                42,776         Phelps Dodge Corp.                                         5,121,143
                                                26,322         United States Steel Corp.                                  1,925,191
                                                                                                                    ---------------
                                                                                                                         24,686,710
-----------------------------------------------------------------------------------------------------------------------------------
Multi-Utilities - 1.4%                          41,781         Ameren Corp.                                               2,244,893
                                                57,314         CMS Energy Corp. (a)                                         957,144
                                                65,870         Centerpoint Energy, Inc.                                   1,092,125
                                                47,725         Consolidated Edison, Inc.                                  2,294,141
                                                34,838         DTE Energy Co. (e)                                         1,686,508
                                                72,953         Dominion Resources, Inc.                                   6,116,380
                                               271,546         Duke Energy Corp.                                          9,018,043
                                                33,261         KeySpan Corp.                                              1,369,688
                                                51,337         NiSource, Inc.                                             1,237,222
                                                81,277         PG&E Corp. (e)                                             3,846,840
                                                   900         Progress Energy, Inc. (a)(e)                                     279
                                                57,664         Public Service Enterprise Group, Inc.                      3,827,736
                                                52,638         Sempra Energy                                              2,949,834
                                                40,796         TECO Energy, Inc.                                            702,915
                                                83,702         Xcel Energy, Inc.                                          1,930,168
                                                                                                                    ---------------
                                                                                                                         39,273,916
-----------------------------------------------------------------------------------------------------------------------------------
Multiline Retail - 1.2%                         23,995         Big Lots, Inc. (a)                                           549,965
                                                17,564         Dillard's, Inc. Class A                                      614,213
                                                65,950         Dollar General Corp.                                       1,059,157
                                                39,464         Family Dollar Stores, Inc.                                 1,157,479
                                               114,780         Federated Department Stores (e)                            4,376,561
                                                49,998         JC Penney Co., Inc.                                        3,867,845
                                                70,309         Kohl's Corp. (a)                                           4,811,245
                                                51,572         Nordstrom, Inc.                                            2,544,562

Master S&P 500 Index Series of Quantitative Master Series Trust
Schedule of Investments as of December 31, 2006

                                                Shares
Industry                                          Held         Common Stocks                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                19,307         Sears Holdings Corp. (a)                             $     3,242,225
                                               181,835         Target Corp. (e)                                          10,373,687
                                                                                                                    ---------------
                                                                                                                         32,596,939
-----------------------------------------------------------------------------------------------------------------------------------
Office Electronics - 0.1%                      207,602         Xerox Corp. (a)                                            3,518,854
-----------------------------------------------------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels - 8.0%              96,322         Anadarko Petroleum Corp.                                   4,191,933
                                                67,342         Apache Corp.                                               4,478,916
                                                78,500         Chesapeake Energy Corp. (e)                                2,280,425
                                               478,560         Chevron Corp.                                             35,188,517
                                               359,960         ConocoPhillips                                            25,899,122
                                                38,800         Consol Energy, Inc.                                        1,246,644
                                                99,094         Devon Energy Corp.                                         6,647,226
                                                55,340         EOG Resources, Inc.                                        3,455,983
                                               144,615         El Paso Corp.                                              2,209,717
                                             1,270,212         Exxon Mobil Corp. (d)                                     97,336,346
                                                48,501         Hess Corp. (e)                                             2,404,195
                                                25,134         Kinder Morgan, Inc.                                        2,657,921
                                                75,572         Marathon Oil Corp.                                         6,990,410
                                                39,400         Murphy Oil Corp.                                           2,003,490
                                               183,658         Occidental Petroleum Corp. (e)                             8,968,020
                                                58,600         Peabody Energy Corp.                                       2,368,026
                                                26,270         Sunoco, Inc.                                               1,638,197
                                               135,400         Valero Energy Corp.                                        6,927,064
                                               123,586         Williams Cos., Inc. (e)                                    3,228,066
                                                77,833         XTO Energy, Inc.                                           3,662,043
                                                                                                                    ---------------
                                                                                                                        223,782,261
-----------------------------------------------------------------------------------------------------------------------------------
Paper & Forest Products - 0.3%                 106,062         International Paper Co. (e)                                3,616,714
                                                42,472         MeadWestvaco Corp.                                         1,276,708
                                                49,061         Weyerhaeuser Co.                                           3,466,160
                                                                                                                    ---------------
                                                                                                                          8,359,582
-----------------------------------------------------------------------------------------------------------------------------------
Personal Products - 0.2%                       100,760         Avon Products, Inc.                                        3,329,110
                                                27,300         The Estee Lauder Cos., Inc. Class A                        1,114,386
                                                                                                                    ---------------
                                                                                                                          4,443,496
-----------------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals - 6.2%                         331,217         Abbott Laboratories (e)                                   16,133,580
                                                31,264         Allergan, Inc. (e)                                         3,743,551
                                                22,000         Barr Pharmaceuticals, Inc. (a)                             1,102,640
                                               419,661         Bristol-Myers Squibb Co.                                  11,045,478
                                               217,377         Eli Lilly & Co.                                           11,325,342
                                                67,064         Forest Laboratories, Inc. (a)                              3,393,438
                                               635,977         Johnson & Johnson                                         41,987,202
                                                48,555         King Pharmaceuticals, Inc. (a)                               772,996
                                               471,757         Merck & Co., Inc.                                         20,568,605
                                                53,000         Mylan Laboratories                                         1,057,880
                                             1,580,581         Pfizer, Inc.                                              40,937,048
                                               327,525         Schering-Plough Corp.                                      7,742,691
                                                22,781         Watson Pharmaceuticals, Inc. (a)                             592,989
                                               291,699         Wyeth                                                     14,853,313
                                                                                                                    ---------------
                                                                                                                        175,256,753
-----------------------------------------------------------------------------------------------------------------------------------

Master S&P 500 Index Series of Quantitative Master Series Trust
Schedule of Investments as of December 31, 2006

                                                Shares
Industry                                          Held         Common Stocks                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts                   18,500         Apartment Investment & Management
(REITs) - 1.1%                                                   Co. Class A                                        $     1,036,370
                                                43,800         Archstone-Smith Trust                                      2,549,598
                                                22,200         Boston Properties, Inc.                                    2,483,736
                                                71,764         Equity Office Properties Trust                             3,456,872
                                                68,240         Equity Residential                                         3,463,180
                                                43,600         Kimco Realty Corp.                                         1,959,820
                                                37,900         Plum Creek Timber Co., Inc.                                1,510,315
                                                57,600         ProLogis                                                   3,500,352
                                                25,300         Public Storage, Inc.                                       2,466,750
                                                45,000         Simon Property Group, Inc. (e)                             4,558,050
                                                27,500         Vornado Realty Trust                                       3,341,250
                                                                                                                    ---------------
                                                                                                                         30,326,293
-----------------------------------------------------------------------------------------------------------------------------------
Real Estate Management &                        40,000         CB Richard Ellis Group, Inc. (a)                           1,328,000
Development - 0.1%                              50,244         Realogy Corp. (a)                                          1,523,398
                                                                                                                    ---------------
                                                                                                                          2,851,398
-----------------------------------------------------------------------------------------------------------------------------------
Road & Rail - 0.7%                              75,794         Burlington Northern Santa Fe Corp. (e)                     5,594,355
                                                90,956         CSX Corp.                                                  3,131,615
                                                87,442         Norfolk Southern Corp.                                     4,397,458
                                                12,674         Ryder System, Inc.                                           647,134
                                                57,576         Union Pacific Corp.                                        5,298,144
                                                                                                                    ---------------
                                                                                                                         19,068,706
-----------------------------------------------------------------------------------------------------------------------------------
Semiconductors & Semiconductor                 110,147         Advanced Micro Devices, Inc. (a)                           2,241,492
Equipment - 2.4%                                83,890         Altera Corp. (a)                                           1,650,955
                                                79,316         Analog Devices, Inc.                                       2,607,117
                                               291,176         Applied Materials, Inc.                                    5,372,197
                                                96,421         Broadcom Corp. Class A (a)                                 3,115,363
                                             1,252,831         Intel Corp.                                               25,369,828
                                                38,937         Kla-Tencor Corp.                                           1,937,116
                                                78,566         LSI Logic Corp. (a)                                          707,094
                                                57,499         Linear Technology Corp.                                    1,743,370
                                                63,860         Maxim Integrated Products, Inc.                            1,955,393
                                               149,568         Micron Technology, Inc. (a)                                2,087,969
                                                71,672         National Semiconductor Corp.                               1,626,954
                                                32,500         Novellus Systems, Inc. (a)                                 1,118,650
                                                80,540         Nvidia Corp. (a)                                           2,980,785
                                                36,954         PMC-Sierra, Inc. (a)                                         247,961
                                                39,832         Teradyne, Inc. (a)                                           595,887
                                               339,772         Texas Instruments, Inc.                                    9,785,434
                                                74,193         Xilinx, Inc. (e)                                           1,766,535
                                                                                                                    ---------------
                                                                                                                         66,910,100
-----------------------------------------------------------------------------------------------------------------------------------
Software - 3.3%                                126,050         Adobe Systems, Inc. (a)(e)                                 5,183,176
                                                52,328         Autodesk, Inc. (a)                                         2,117,191
                                                46,520         BMC Software, Inc. (a)                                     1,497,944
                                               105,612         CA, Inc. (e)                                               2,392,112
                                                36,405         Citrix Systems, Inc. (a)                                     984,755
                                                75,449         Compuware Corp. (a)                                          628,490

Master S&P 500 Index Series of Quantitative Master Series Trust
Schedule of Investments as of December 31, 2006

                                                Shares
Industry                                          Held         Common Stocks                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                63,300         Electronic Arts, Inc. (a)                            $     3,187,788
                                                68,304         Intuit, Inc. (a)                                           2,083,955
                                             1,872,324         Microsoft Corp. (d)                                       55,907,595
                                                80,324         Novell, Inc. (a)                                             498,009
                                               874,285         Oracle Corp. (a)                                          14,985,245
                                               214,917         Symantec Corp. (a)(e)                                      4,481,019
                                                                                                                    ---------------
                                                                                                                         93,947,279
-----------------------------------------------------------------------------------------------------------------------------------
Specialty Retail - 2.0%                         41,732         AutoNation, Inc. (a)                                         889,726
                                                13,777         AutoZone, Inc. (a)                                         1,592,070
                                                55,624         Bed, Bath & Beyond, Inc. (a)                               2,119,274
                                                88,369         Best Buy Co., Inc.                                         4,346,871
                                                36,323         Circuit City Stores, Inc.                                    689,411
                                               122,813         The Gap, Inc.                                              2,394,854
                                               447,386         Home Depot, Inc.                                          17,967,022
                                                78,594         Limited Brands                                             2,274,510
                                               327,380         Lowe's Cos., Inc.                                         10,197,887
                                                65,458         Office Depot, Inc. (a)                                     2,498,532
                                                18,724         OfficeMax, Inc.                                              929,647
                                                34,098         RadioShack Corp.                                             572,164
                                                21,192         The Sherwin-Williams Co.                                   1,347,387
                                               157,851         Staples, Inc.                                              4,214,622
                                               104,348         TJX Cos., Inc.                                             2,976,005
                                                30,201         Tiffany & Co.                                              1,185,087
                                                                                                                    ---------------
                                                                                                                         56,195,069
-----------------------------------------------------------------------------------------------------------------------------------
Textiles, Apparel & Luxury Goods - 0.4%         81,400         Coach, Inc. (a)                                            3,496,944
                                                26,560         Jones Apparel Group, Inc.                                    887,901
                                                20,938         Liz Claiborne, Inc.                                          909,965
                                                38,310         Nike, Inc. Class B                                         3,793,839
                                                22,567         VF Corp.                                                   1,852,299
                                                                                                                    ---------------
                                                                                                                         10,940,948
-----------------------------------------------------------------------------------------------------------------------------------
Thrifts & Mortgage Finance - 1.5%              129,910         Countrywide Financial Corp.                                5,514,680
                                               212,773         Fannie Mae                                                12,636,588
                                               146,003         Freddie Mac (e)                                            9,913,604
                                                17,880         MGIC Investment Corp.                                      1,118,215
                                                78,985         Sovereign Bancorp, Inc.                                    2,005,429
                                               214,511         Washington Mutual, Inc.                                    9,758,105
                                                                                                                    ---------------
                                                                                                                         40,946,621
-----------------------------------------------------------------------------------------------------------------------------------
Tobacco - 1.5%                                 453,818         Altria Group, Inc.                                        38,946,661
                                                36,300         Reynolds American, Inc.                                    2,376,561
                                                35,535         UST, Inc.                                                  2,068,137
                                                                                                                    ---------------
                                                                                                                         43,391,359
-----------------------------------------------------------------------------------------------------------------------------------
Trading Companies & Distributors - 0.0%         18,045         WW Grainger, Inc.                                          1,262,067
-----------------------------------------------------------------------------------------------------------------------------------

Master S&P 500 Index Series of Quantitative Master Series Trust
Schedule of Investments as of December 31, 2006

                                                Shares
Industry                                          Held         Common Stocks                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
Wireless Telecommunication Services -           79,737         Alltel Corp.                                         $     4,822,494
0.6%                                           649,115         Sprint Nextel Corp.                                       12,261,782
                                                                                                                    ---------------
                                                                                                                         17,084,276
-----------------------------------------------------------------------------------------------------------------------------------
                                                               Total Common Stocks
                                                               (Cost - $1,840,530,170) - 98.6%                        2,770,475,715
-----------------------------------------------------------------------------------------------------------------------------------

                                            Beneficial
                                              Interest        Short-Term Securities
-----------------------------------------------------------------------------------------------------------------------------------
                                          $ 47,914,225         BlackRock Liquidity Series, LLC Cash Sweep
                                                               Series, 5.26% (b)(c)                                      47,914,225
                                           335,341,800         BlackRock Liquidity Series, LLC Money Market
                                                               Series, 5.29% (b)(c)(f)                                  335,341,800
-----------------------------------------------------------------------------------------------------------------------------------
                                                               Total Short-Term Securities
                                                               (Cost - $383,256,025) - 13.6%                            383,256,025
-----------------------------------------------------------------------------------------------------------------------------------
                                                               Total Investments
                                                               (Cost - $2,223,786,195*)  - 112.2%                     3,153,731,740

                                                               Liabilities in Excess of
                                                               Other Assets - (12.2%)                                  (343,098,483)
                                                                                                                    ---------------
                                                               Net Assets - 100.0%                                  $ 2,810,633,257
                                                                                                                    ===============

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2006 as computed for federal income tax purposes, were as follows:

      Aggregate cost                                            $ 2,295,656,436
                                                                ===============
      Gross unrealized appreciation                             $   921,983,748
      Gross unrealized depreciation                                 (63,908,444)
                                                                ---------------
      Net unrealized appreciation                               $   858,075,304
                                                                ===============

(a)   Non-income producing security.
(b) Investments in companies considered to be an affiliate of the Series, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------------------------------------------------------
      Affiliate                                                  Purchase Cost        Sale Cost     Realized Gain       Income
      --------------------------------------------------------------------------------------------------------------------------
      BlackRock Liquidity Series, LLC Cash Sweep Series           $ 42,258,298*      $        --              --     $ 1,100,253
      BlackRock Liquidity Series, LLC Money Market Series                   --       $   227,100**            --     $   342,181
      Merrill Lynch & Co., Inc.                                             --       $ 2,837,272       $ 872,498     $   209,992
      PNC Financial Services Group, Inc.                                    --       $   683,456       $ 475,399     $   152,206
      --------------------------------------------------------------------------------------------------------------------------

      *     Represents net purchase cost.
      **    Represents net sale cost.
(c)   Represents the current yield as of December 31, 2006.
(d) All or a portion of security held as collateral in connection with open financial futures contracts.
(e)   Security, or a portion of security, is on loan.
(f)   Security was purchased with the cash proceeds from securities loans.
o For Series compliance purposes, the Series' industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.
o Financial futures contracts purchased as of December 31, 2006 were as follows:

      -------------------------------------------------------------------------------------------
                                                                                      Unrealized
      Number of Contracts        Issue        Expiration Date      Face Value        Appreciation
      -------------------------------------------------------------------------------------------
               110          S&P 500 Index        March 2007       $ 39,184,008        $   96,992
      -------------------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON DETAILED SCHEDULE OF INVESTMENTS

To the Investors and Board of Trustees of Quantitative Master Series Trust:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of Master S&P 500 Index Series (the "Series"), one of the portfolios constituting the Quantitative Master Series Trust (the "Trust"), as of December 31, 2006, and for the year then ended and have issued our report thereon dated February 26, 2007 which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Series' schedule of investments in securities (the "Schedule") as of December 31, 2006 appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Trust's management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Series referred to above, presents fairly, in all material respects, the information set forth therein.


Deloitte & Touche LLP
Princeton, New Jersey
February 26, 2007

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - As of September 29, 2006, with the conclusion of the combination of Merrill Lynch's asset management business with BlackRock, the registrant was migrated to BlackRock's trading and compliance monitoring systems, and various personnel changes occurred. In conjunction with these business improvements, there were no changes in the registrants internal control over financial reporting (as defined in Rule 30a-3(d) under Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock S&P 500 Index Fund of BlackRock Index Funds, Inc. and Master S&P 500 Index Series of Quantitative Master Series Trust


By: /s/ Robert C. Doll, Jr.
    ------------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock S&P 500 Index Fund of BlackRock Index Funds, Inc. and Master S&P 500 Index Series of Quantitative Master Series Trust

Date: February 20, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ------------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock S&P 500 Index Fund of BlackRock Index Funds, Inc. and Master S&P 500 Index Series of Quantitative Master Series Trust

Date: February 20, 2007


By: /s/ Donald C. Burke
    ------------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    BlackRock S&P 500 Index Fund of BlackRock Index Funds, Inc. and Master S&P 500 Index Series of Quantitative Master Series Trust

Date: February 20, 2007